UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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[ ]	Soliciting Material Pursuant to Section 240.14a-12

Bridgford Foods Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BRIDGFORD FOODS CORPORATION

NOTICE OF 2017 ANNUAL MEETING OF SHAREHOLDERS

July 12, 2017

10:00 a.m. Pacific Time

To the Shareholders of BRIDGFORD FOODS CORPORATION:

The annual meeting of the shareholders of Bridgford Foods Corporation, a California corporation, will be held at the offices of Bridgford Foods Corporation, 1308 North Patt Street, Anaheim, California 92801, on Wednesday, July 12, 2017 at 10:00 a.m. Pacific Time, for the following purposes:

(1)	To approve the Company’s Amended and Restated Bylaws.

(2)	To elect eight directors to hold office for one year or until their successors are elected and qualified (or nine directors, including Keith A. Ross, contingent upon approval of Proposal 1).

(3)	To ratify the appointment of Squar Milner LLP as the Company’s independent registered public accountants for the fiscal year ending on November 3, 2017.

(4)	To approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers, or NEOs, as disclosed in the Compensation of Executive Officers section of the Proxy Statement.

(5)	To approve, by a non-binding advisory vote, the frequency of future advisory votes on the compensation of the Company’s NEOs.

(6)	To transact such other business as may properly come before the meeting, or any postponements or adjournments thereof.

The Board of Directors recommends that you vote “FOR” Proposal 1, “FOR” each of the director nominees referenced in Proposal 2, “FOR” Proposal 3, “FOR” Proposal 4, and every “3 YEARS” on Proposal 5. Each of the proposals is described in greater detail in the Proxy Statement accompanying this Notice of 2017 Annual Meeting of Shareholders, or this Notice.

Only shareholders of record at the close of business on June 16, 2017 are entitled to notice of and to vote at the meeting or any postponement or adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on Wednesday, July 12, 2017.

Pursuant to the rules of the Securities and Exchange Commission, or the SEC, the Company has elected to provide access to its proxy materials both by sending you a full set of proxy materials, including this Notice, the accompanying Proxy Statement and Proxy Card, and the 2016 Annual Report to Shareholders, and by notifying you of the availability of the proxy materials on the Internet. The Notice, Proxy Statement, Proxy Card and 2016 Annual Report to Shareholders are available at:

https://materials.proxyvote.com/108763

All shareholders are cordially invited to attend the annual meeting. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, THE BOARD OF DIRECTORS RESPECTFULLY URGES YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. If you attend the meeting in person, you may withdraw your proxy and vote your shares at the meeting. Shareholders attending the meeting whose shares are held in the name of a broker or other nominee who desire to vote their shares at the meeting should bring with them a letter or account statement from that firm confirming their ownership of shares.

The meeting will be held at the principal offices of Bridgford Foods Corporation, which are located at 1308 North Patt Street, Anaheim, California 92801, one block east of Anaheim Blvd. and just south of the 91 Freeway in the city of Anaheim, California. Driving directions may be obtained by contacting the receptionist at (714) 526-5533.

Your vote is extremely important. Please vote as soon as possible to ensure that your vote is recorded promptly even if you plan to attend the annual meeting.

By order of the Board of Directors
/s/ Cindy Matthews-Morales
Cindy Matthews-Morales
Secretary
Anaheim, California
June 23, 2017

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BRIDGFORD FOODS CORPORATION

1308 North Patt Street, Anaheim, California 92801

2017 ANNUAL MEETING OF SHAREHOLDERS

to be held July 12, 2017

PROXY STATEMENT

GENERAL INFORMATION

The enclosed proxy is solicited by the Board of Directors of Bridgford Foods Corporation, a California corporation, which we refer to as “the Company,” “we,” “us,” or “our,” for use at the 2017 Annual Meeting of Shareholders of the Company, or the Annual Meeting, to be held at the offices of the Company, which are located at 1308 North Patt Street, Anaheim, California 92801, on Wednesday, July 12, 2017 at 10:00 a.m. Pacific Time, and at any postponement or adjournment thereof. All shareholders of record at the close of business on June 16, 2017 are entitled to notice of and to vote at such meeting. This Proxy Statement and the accompanying proxy are being mailed on or about June 23, 2017.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

The following questions and answers are intended to briefly address potential questions that our shareholders may have regarding this Proxy Statement and the Annual Meeting. They are also intended to provide our shareholders with certain information that is required to be provided under the rules and regulations of the SEC. These questions and answers may not address all of the questions that are important to you as a shareholder. If you have additional questions about the Proxy Statement or the Annual Meeting, please see “Whom should I contact with other questions?” below.

1.	What is the purpose of the Annual Meeting?

At the Annual Meeting, our shareholders will be asked to consider and vote upon the matters described in this Proxy Statement and in the accompanying Notice, and any other matters that properly come before the Annual Meeting.

2.	What is a proxy statement and what is a proxy?

A proxy statement is a document that the SEC regulations require us to give you when we ask you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card.

3.	Why did I receive these proxy materials?

We are providing these proxy materials in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the Annual Meeting, and at any postponement or adjournment thereof. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. You are invited to attend the Annual Meeting in person to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares using one of the other voting methods described in this Proxy Statement. Whether or not you expect to attend the Annual Meeting, please vote your shares as soon as possible in order to ensure your representation at the Annual Meeting and to minimize the cost to the Company of proxy solicitation.

4.	What am I being asked to vote upon at the Annual Meeting?

At the Annual Meeting, you will be asked to:

●	Approve the Company’s Amended and Restated Bylaws (Proposal 1);

●	Vote on the election of eight director nominees to serve for one year or until their successors are elected and qualified (or nine directors, including Keith A. Ross, contingent upon approval of Proposal 1) (Proposal 2);

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●	Ratify the appointment of Squar Milner LLP as the Company’s independent registered public accountants for the fiscal year ending on November 3, 2017 (Proposal 3);

●	Approve, by a non-binding advisory vote, the compensation of the Company’s NEOs, as disclosed in the Compensation of Executive Officers section of this Proxy Statement (Proposal 4);

●	Approve, by a non-binding advisory vote, the frequency of future advisory votes on the compensation of the Company’s NEOs (Proposal 5); and

●	Act upon such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

5.	Does the Board of Directors recommend voting in favor of the proposals?

Yes. The Board of Directors unanimously recommends that you vote your shares

●	“FOR” the approval of the Company’s Amended and Restated Bylaws (Proposal 1).

●	“FOR” each of the director nominees, including Keith A. Ross, contingent upon approval of Proposal 1 (Proposal 2);

●	“FOR” the ratification of the appointment of Squar Milner LLP as the Company’s independent registered public accountants for the fiscal year ending on November 3, 2017 (Proposal 3);

●	“FOR” the approval, by a non-binding advisory vote, the compensation of the Company’s NEOs, as disclosed in the Compensation of Executive Officers section of this Proxy Statement (Proposal 4); and

●	“3 YEARS” for the approval, by a non-binding advisory vote, of the frequency of future advisory votes on the compensation of the Company’s NEOs (Proposal 5).

6.	Who can vote at the Annual Meeting?

Only our “shareholders of record” at the close of business on June 16, 2017, the Record Date, will be entitled to vote at the Annual Meeting. On the Record Date, there were _______ shares of our common stock outstanding and entitled to vote. Each share of common stock entitles the holder thereof to one vote on each matter to be voted upon by such shareholders and, upon prior notice, to cumulate votes for the election of directors as discussed in Proposal 2 below.

Beneficial Owners

If, on the Record Date, your shares were held in an account at a bank, broker, dealer, or other nominee, then you are the “beneficial owner” of shares held in “street name” and this Proxy Statement is being forwarded to you by that nominee. The nominee holding your account is considered the “shareholder of record” for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the “shareholder of record,” you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your nominee. Please contact your nominee directly for additional information.

Brokers, banks or other nominees holding shares of record for their respective customers generally are not entitled to vote on the election of directors unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a nominee who has not received instructions from its customers on a particular matter. As used herein, “broker non-vote” means the votes that could have been cast on the matter by nominees with respect to uninstructed shares if the nominees had received instructions. The effect of proxies marked “withheld” as to any director nominee or “abstain” as to any other proposal, and the effect of broker non-votes on each of the proposals, is discussed in each proposal below.

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7.	What are the voting requirements to approve the proposals?

All proxies, which are properly completed, signed and returned to the Company prior to the Annual Meeting, and not revoked, will be voted in accordance with the instructions given in the proxy. Please see each proposal below for voting requirements to approve the proposals. The election of Keith A. Ross as a director (Proposal 2) is contingent upon approval of Proposal 1.

8.	What happens if I do not vote?

Please see each proposal below for the effect of not voting as well as the effect of withholdings, abstentions and broker non-votes.

9.	What is the quorum requirement for the Annual Meeting?

The presence at the Annual Meeting of a majority of the outstanding shares, in person or by proxy, relating to any matter to be acted upon at the Annual Meeting, is necessary to constitute a quorum for the Annual Meeting. For purposes of the quorum, shareholders of record who are present at the Annual Meeting in person or by proxy and who abstain or withhold their vote, including brokers, dealers or other nominees holding shares of their respective customers of record who cause abstentions to be recorded at the Annual Meeting, are considered shareholders who are present and entitled to vote and count toward the quorum. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

10.	How can I vote my shares?

Shareholders of record can vote by proxy or by attending the Annual Meeting and voting in person. The persons named as proxies were designated by the Board of Directors. If you vote by proxy, you can vote by mail as described below. If you are the beneficial owner of shares held in “street name,” please refer to the information forwarded by your bank, broker, dealer or other nominee to see which voting options are available to you.

●	Vote by Mail. You can vote by mail pursuant to the instructions provided on the Proxy Card. If you hold shares beneficially in “street name,” you can vote by mail by following the voting instruction card provided to you by your broker, bank, trustee or nominee. If you choose to vote by mail, simply mark, sign, date and return your Proxy Card in the enclosed postage-prepaid envelope provided with this Proxy Statement.

●	Vote at the Annual Meeting. Voting by mail will not limit your right to vote at the Annual Meeting if you decide to attend in person. Nevertheless, to ensure your representation at the Annual Meeting, the Board of Directors respectfully urges you to vote by mail. If you attend the meeting in person, you may withdraw your proxy and vote your shares at the meeting. Shareholders attending the meeting whose shares are held in “street name” by a bank, broker, dealer or other nominee who desire to vote their shares at the meeting should bring with them a letter or account statement from that firm confirming their ownership of shares prior to the Record Date.

All shares that have been properly voted and not revoked will be voted at the Annual Meeting. If you sign and return your Proxy Card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors (as described in each proposal below).

11.	How may I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a shareholder as of the Record Date or hold a valid proxy for the Annual Meeting. Since seating is limited, admission to the Annual Meeting will be on a first-come, first-served basis. You should be prepared to present government-issued photo identification for admittance, such as a passport or driver’s license. If your shares are held in “street name,” you also will need proof of ownership as of the Record Date to be admitted to the Annual Meeting, such as a letter or account statement from the bank, broker, dealer or other nominee confirming your ownership of shares prior to the Record Date, a copy of the voting instruction card provided by your bank, broker, dealer or other nominee, or similar evidence of ownership. If you do not comply with each of the foregoing requirements, you may not be admitted to the Annual Meeting.

The meeting will be held at the principal offices of the Company, which are located at 1308 North Patt Street, Anaheim, California 92801, one block east of Anaheim Blvd. and just south of the 91 Freeway in the city of Anaheim, California. Driving directions may be obtained by contacting the receptionist at (714) 526-5533.

12.	What can I do if I change my mind after I vote my shares?

Any proxy may be revoked or superseded by (i) executing a later proxy, (ii) giving notice of revocation in writing prior to, or at, the Annual Meeting, or (iii) attending the Annual Meeting, withdrawing the proxy and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of the proxy. If you have instructed your bank, broker, dealer or other nominee to vote your shares, you must follow directions received from your nominee to change those instructions.

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13.	Could other matters be decided at the Annual Meeting?

As of the date this Proxy Statement went to press, the Board of Directors did not know of any matters which will be brought before the Annual Meeting other than those specifically set forth in the Notice hereof. However, if any other matter properly comes before the Annual Meeting, it is intended that the proxies, or their substitutes, will vote on such matters in accordance with their best judgment.

14.	Who is paying for the cost of this proxy solicitation?

Solicitation of proxies will be primarily by mail, although some of the officers, directors and employees of the Company may solicit proxies personally or by telephone, facsimile or electronic mail. All expenses incurred in connection with this solicitation will be borne by the Company. The Company will reimburse brokers and others who incur costs to send proxy materials to beneficial owners of stock in the name of a broker or nominee.

15.	How can shareholders nominate a candidate for election as a director?

Any shareholder desiring to submit a recommendation for consideration by the Board of a candidate that the shareholder believes is qualified to be a Board nominee at any upcoming shareholders meeting may do so by submitting that recommendation in writing to the Board not later than 120 days prior to the first anniversary of the date on which the proxy materials for the prior year’s annual meeting were first sent to shareholders. However, if the date of the upcoming annual meeting has been changed by more than 30 days from the date of the prior year’s meeting, the recommendation must be received within a reasonable time before the Company begins to print and mail its proxy materials for the upcoming annual meeting. In addition, the recommendation should be accompanied by the following information:

●	the name and address of the nominating shareholder and of the person or persons being recommended for consideration as a candidate for Board membership;

●	the number of shares of voting stock of the Company that are owned by the nominating shareholder, his or her recommended candidate and any other shareholders known by the nominating shareholder to be supporting the candidate’s nomination;

●	a description of any arrangements or understandings, that relate to the election of directors of the Company, between the nominating shareholder, or any person that (directly or indirectly through one or more intermediaries) controls, or is controlled by, or is under common control with, such shareholder and any other person or persons (naming such other person or persons);

●	such other information regarding each such recommended candidate as would be required to be included in a Proxy Statement filed pursuant to the proxy rules of the SEC; and

●	the written consent of each such recommended candidate to be named as a nominee and, if nominated and elected, to serve as a director.

The date of the 2017 Annual Meeting changed by more than 30 days from the date of the prior year’s meeting. Consequently, as described in greater detail in our current report on Form 8-K filed with the SEC on May 9, 2017, the deadline for shareholders to have a Board nominee included in these materials was June 2, 2017. No director nominations by shareholders have been received as of the filing of this Proxy Statement. See “What is the deadline to submit shareholder proposals for the 2018 Annual Meeting?” below for requirements that would apply commencing with the 2018 Annual Meeting in the event that the Company’s Amended and Restated Bylaws are approved (Proposal 1).

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16.	I share an address with another shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

The SEC rules permit brokers and other persons who hold the Company’s shares for beneficial owners, to participate in a practice known as “householding,” which means that only one copy of the Proxy Statement and annual report will be sent to multiple shareholders who share the same address unless other instructions are provided to the Company. Householding is designed to reduce printing and postage costs and therefore results in cost savings for the Company. If you receive a household mailing this year and would like to have additional copies of this Proxy Statement and/or the 2016 Annual Report mailed to you, or if you would like to opt out of this practice for future mailings, please contact your broker or other nominee record holder, or submit your request to:

Bridgford Foods Corporation

1308 North Patt Street

Anaheim, California 92801

Attention: Corporate Secretary

Phone: (714) 526-5533

Upon receipt of any such request, the Company agrees to promptly deliver a copy of this Proxy Statement and/or the 2016 Annual Report to you. In addition, if you are currently a shareholder sharing an address with another shareholder and wish to receive only one copy of future proxy materials for your household, please contact us using the contact information set forth above.

17.	Where can I find voting results of the Annual Meeting?

We will announce preliminary voting results with respect to each proposal at the Annual Meeting. In accordance with SEC rules, final voting results will be published in a Current Report on Form 8-K within four business days following the Annual Meeting, unless final results are not known at that time in which case preliminary voting results will be published within four business days of the Annual Meeting and final voting results will be published once they are known by the Company.

18.	What is the deadline to submit shareholder proposals for the 2018 Annual Meeting?

Proposals of shareholders intended to be presented at the 2018 Annual Meeting of Shareholders must be received at the Company’s principal office no later than 120 days prior to the first anniversary of the date on which the proxy materials for the prior year’s annual meeting were first sent to shareholders for inclusion in the Proxy Statement and form of proxy relating to that meeting. However, if the date of the 2018 Annual Meeting of Shareholders has been changed by more than 30 days from the date of the prior year's meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934 and the rules and regulations of the SEC.

Additionally, if the Company’s Amended and Restated Bylaws are approved (Proposal 1), any shareholder desiring to submit a proposal for action or nominate one or more persons for election as directors at our 2018 Annual Meeting of Shareholders must submit a notice of the proposal or nomination including the information required by our bylaws to us between 60 and 90 days prior to the first anniversary on the date on which the proxy materials for the prior year’s annual meeting were first sent to shareholders, or else it will be considered untimely and ineligible to be properly brought before the Annual Meeting. However, if our 2018 Annual Meeting of Shareholders is not held within 30 days of the first anniversary of the prior year’s annual meeting, under our bylaws, this notice must be provided not later than the close of business on the tenth day following the date on which notice of the date of the 2018 Annual Meeting of Shareholders is first mailed to shareholders or otherwise publicly disclosed, whichever first occurs.

We currently intend to return to our historical practice of holding our annual meeting of shareholders in early March. In the event that the date of the 2018 Annual Meeting of Shareholders is changed by more than 30 days from the one-year anniversary of this year’s Annual Meeting of Shareholders as expected, pursuant to the rules and regulations of the SEC, the Company will publicly announce such revised annual meeting date and applicable deadlines for shareholder proposals for action or nomination once finally determined.

19.	Where can I find information about the Annual Report of the Company?

The Company will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of the Annual Report of the Company on Form 10-K for the fiscal year ended October 28, 2016, as such was filed with the SEC, including financial statements and associated schedules. Such report was filed with the SEC on January 13, 2017 and is available on the SEC’s website at www.sec.gov, as well as the Company’s website at www.bridgford.com. Requests for copies of such report should be directed to:

Bridgford Foods Corporation

1308 North Patt Street

Anaheim, California 92801

Attention: Corporate Secretary

20.	Whom should I contact with other questions?

If you have additional questions about this Proxy Statement or the Annual Meeting, or if you would like additional copies of this Proxy Statement, please contact:

Bridgford Foods Corporation

1308 North Patt Street

Anaheim, California 92801

Attention: Corporate Secretary

Phone: (714) 526-5533

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PROPOSAL 1

APPROVAL OF AMENDED AND RESTATED BYLAWS

The Board of Directors has approved, subject to shareholder approval at the Annual Meeting, the Amended and Restated Bylaws as set forth in Exhibit A hereto (the “Amended and Restated Bylaws”). If the Amended and Restated Bylaws are approved by the shareholders at the Annual Meeting, they will be effective upon such approval.

The Board of Directors believes that the Amended and Restated Bylaws improve the corporate governance of the Company by providing bylaws more appropriate for a publicly reporting company and will assist the Company in attracting and retaining officers and directors who will contribute to the Company’s ability to provide shareholders with increased value. The Company’s existing bylaws were adopted on December 31, 1952 (as amended to date, the “Existing Bylaws”). The Existing Bylaws allow the Board of Directors to unilaterally adopt amendments to the bylaws without shareholder approval except that the Board of Directors may not make, alter or repeal any bylaws changing the authorized number of directors. One of the amendments reflected in the Amended and Restated Bylaws relates to the changing the authorized number of directors. Although the Board has the authority to effect the other proposed changes to the Existing Bylaws described below without shareholder approval, the Company is seeking the approval by the Company’s shareholders of all of the proposed changes to the Existing Bylaws as a matter of good corporate governance practice.

Below is a brief summary of the ways in which the Amended and Restated Bylaws would modify the Existing Bylaws. This summary is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which you are urged to review carefully and is attached as Exhibit A hereto.

The amendments contained within the Amended and Restated Bylaws that relate to changing the authorized number of directors, as well some other rights affecting shareholders, are summarized as follows:

Location of Change in Amended and Restated Bylaw	Summary of Provision	Rationale Supporting Change
Section 4 of Article II	Provides that all notices of meetings of shareholders shall be sent or otherwise given not less than ten (10) nor more than sixty (60) days before the date of such meeting. In addition, provides that all notices shall specify the place, date and hour of the meeting and (i) in the case of a special meeting, the general nature of the business to be transacted, or (ii) in the case of the annual meeting, those matters which the Board of Directors intends to present for action by the shareholders. If the meeting is to be held in whole or in party by electronic transmission, the notice shall state the means of electronic communication.	The Existing Bylaws as currently drafted do not comply with California Corporations Code relating to shareholder notice. The Existing Bylaws provide that notice may be given no less than seven (7) days before such meeting. The proposed change ensures that the Company complies with state and federal notice requirements.

Section 9 of Article II	Provides that attendance by a shareholder at a meeting will constitute a waiver of notice of that particular meeting, except when the shareholder objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice of the meeting if that objection is expressly made at the meeting.	The proposed change is designed to mirror the statutory language found in the California Corporations Code. The proposed change and the California Corporations Code would still require the notice of a meeting to include the matters to be voted on in order for attendance at a meeting to be a valid waiver. This creates an additional incentive for the Company to insure that all notices accurately reflect the items to be voted on at a meeting.

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Section 14 of Article II

Provides that the chairman of the Board of Directors, or such other officer of the Company designated by a majority of the Board of Directors, will call meetings of the shareholders to order and will act as presiding officer thereof.

Provides that at an annual meeting of the shareholders, only such business will be conducted or considered as is properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting given by or at the discretion of the Board of Directors, (ii) otherwise properly brought before the meeting by the presiding officer or by or at the direction of a majority of the Board of Directors, or (iii) otherwise properly requested to be brought before the meeting by a shareholder of the Company who (x) is a shareholder of record at the time of giving of the notice of such annual meeting or at the direction of the Board of Directors, (y) is entitled to vote at such meeting, and (z) has given timely written notice to the secretary in accordance with Article II, Section 15 of the Amended and Restated Bylaws.

Provides that director nominations may be made at an annual meeting of shareholders only (i) by or at the direction of the Board of Directors or (ii) by any shareholder of record at the time of giving of the notice or at the direction of the Board of Directors, who is entitled to vote for the election of directors at such meeting and who has given timely written notice to the secretary in accordance with Article II, Section 15 of the Amended and Restated Bylaws.

Provides that at a special meeting of shareholders, only such business may be conducted or considered as is properly brought before the meeting. To be properly brought before a special meeting, business must be (i) specified in the notice of the meeting given by or at the direction of the chairman of the Board of Directors, the president, the vice present or the secretary or (ii) otherwise properly brought before the meeting by the presiding officer or by or at the direction of a majority of the Board of Directors.

Lastly, the determination whether any business sought to be brought before any annual or special meeting or whether any director nomination was properly made will be made by the presiding officer of such meeting.

These changes are appropriate to ensure that business conducted at an annual meeting or special meeting is proper. In addition, it provides the shareholders with greater certainty regarding how to bring an item before a shareholder meeting.
Section 15 of Article II

Provides that a timely shareholder notice must be addressed to the secretary and delivered or mailed to and received at the principal executive offices of the Company less than sixty (60) nor more than ninety (90) calendar days prior to the anniversary date of the date on which the Company first mailed its proxy materials for its immediately preceding annual meeting of shareholders. However, in the event the annual meeting is called for a date that is not within thirty (30) calendar days of the anniversary date of the date on which the immediately preceding annual meeting of shareholders was called, to be timely, notice by the shareholder must be so received not later than the close of business on the tenth (10th) calendar day following the day on which public announcement of the date of the annual meeting is first made.

Provides what information must be included in a shareholder’s notice to a secretary as to each matter the shareholder proposes to bring before an annual meeting or special meeting.

Provides what information must be included in a shareholders’ notice to a secretary as to each shareholder director nominee.

Nothing in Sections 14 or 15 of Article 2 of the Amended and Restated Bylaws will affect any rights of shareholders set forth in Rule 14a-8 of the Exchange Act.

These changes will provide the Company and the shareholders with greater certainty regarding the timeframes and information in which to submit notices. The changes will work harmoniously with the advance notice requirement of the Exchange Act rules.
Section 2 of Article III

Amends the authorized number of directors to be not less than eight (8) nor more than ten (10), until amended by the vote or written consent of the holders of a majority of the outstanding shares entitled to vote. The exact number of directors shall be nine (9) until changed by the Board of Directors or the shareholders.

These changes will help the Company to add additional directors if desired to, among other things, provide greater flexibility to comply with Nasdaq listing requirements.

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Sections 4 and 5 of Article III

Provides that a vacancy on the Board of Directors will exist in the event of the death, resignation, or removal of any director, or if the Board of Directors by resolution declares vacant the office of a director who has been declared of unsound mind by court order or convicted of a felony, or if the authorized number of directors is increased, or if the shareholders fail, at any meeting of shareholders at which any director or directors are elected, to elect the number of directors to be voted for at that meeting.

A vacancy may be filled by the Board of Directors, or if the number of directors then in office is less than a quorum by (i) the unanimous written consent of the directors then in office, (ii) the affirmative vote of a majority of the directors then in office at a meeting held pursuant to notice or waivers of notice complying with Section 307 of the California Corporations Code, or (iii) a sole remaining director. Vacancies created by the removal of a director will be filled only by approval of the shareholders, or by the unanimous written consent of all shares entitled to vote

The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors, but any such election by written consent, other than to fill a vacancy created by removal, will require the consent of a majority of the outstanding shares entitled to vote. A director may not be elected by written consent to fill a vacancy created by removal except by unanimous consent of all shares entitled to vote for the election of directors.

Any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors. No reduction of the authorized number of directors will have the effect of removing any director prior to the expiration of such director’s term of office.

These proposed changes create more certainty on the mechanics of removing a director and filling a vacancy. The Existing Bylaws only provide that a vacancy will exist in the event of death, resignation or removal. The propose changes broaden the scope of how a vacancy is created.

The California Corporations Code sections referenced in the Existing Bylaws were repealed in 1977. The Existing Bylaws required the director to have been finally convicted of a felony. The proposed change which mirrors the current statutory language of the California Corporations Code provides the Board of Directors with more discretion to remove a director while the felony charges are pending.

The Existing Bylaws did not permit removal by written consent whereas the proposed changes permit removal by written consent.

In addition, the ability to remove a director without cause is designed to increase the shareholders’ ability to govern the actions of the directors in creating long-term growth. In the event the shareholders remove a director, these changes provide the shareholder with the exclusive right to fill the vacancy created by the removal.

Section 9 of Article III	Provides that in the event that notice of a special meeting is mailed, it shall be deposited in the United States mail at least four (4) days before the time of holding the meeting. In the event that the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered at least forty-eight (48) hours before the time of the holding of the meeting, or on such shorter notice as the person or persons calling such meeting may deem necessary and appropriate in the circumstances.	These changes will improve the corporate governance of the Company by providing the Board of Directors more time to consider the issues that will be brought before a meeting. In addition, the Existing Bylaws are over sixty (60) years old and do not contemplate notice delivery by facsimile or electronic mail.
Section 11 of Article III	Provides that notice of a meeting of the Board of Directors will be deemed given to any director who attends the meeting without protesting, before or at its commencement, the lack of notice to that director.	These changes are designed to ensure that the actions taken by the Board of Directors at a meeting are duly authorized. The Existing Bylaws stated that a written waiver must be signed to waive notice; however, these changes provide the Company with greater flexibility.

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Sections 14 and 15 of Article III

Provides that any action required or permitted to be taken by the Board of Directors at a meeting may be taken without a meeting, if all members of the Board of Directors consent in writing to the action.

Provides that directors and members of committees may receive compensation for their services and may be reimbursed for expenses.

These changes are appropriate for a public company. The ability to act without a meeting is designed to amend the bylaws to match the statutory provisions in the California Corporations Code. In addition, the Company currently provides compensation to its directors and the changes provide the governance authorization to provide such compensation.
Section 1 of Article VI	Provides that each “indemnitee” (as such term is defined in the Amended and Restated Bylaws) involved in a “proceeding” (as such term is defined in the Amended and Restated Bylaws), whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the Company to the fullest extent authorized by the California Corporations Code, against all expense, liability and loss (including attorneys’ fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by such indemnitee in connection therewith.

These changes will improve the corporate governance of the Company by providing appropriate indemnification provisions for a public reporting company. The changes will assist the Company in attracting and retaining officers and directors who will contribute to the Company’s ability to provide shareholders with increased value. We believe these changes are market with our peer companies and do not provide non-customary benefits to our Board of Directors. Given that our Existing Bylaws are over sixty (60) years old, we believe these changes are necessary to clarify the rights granted to our officers and directors.

Section 2 of Article VI	Provides that the Company shall have the right to advance indemnification expenses. However, if a director or officer receives an advancement of indemnification expenses and it is later determined such person was not entitled to be indemnified, such person shall repay such expenses.
Section 3 of Article VI	Provides that if the Company does not pay the indemnitee in full within forty-five (45) days after a written claim has been received by the Company, the indemnitee may bring suit on the Company. If the indemnitee is successful, the Company will be required to pay the legal expenses incurred by the indemnitee to enforce its rights to indemnification.
Section 4 of Article VI	Provides that the right of indemnification and the right to the advancement of expenses will not be exclusive of any other right which any person may have or later acquire for certain breaches of duties or acts, omissions or transactions while acting in the capacity of director or officer of the Company.
Section 5 of Article VI	Provides that the Company may purchase and maintain insurance, at its expense, to protect itself from any loss it may receive as a result of its power to indemnify such persons.
Section 6 of Article VI	Provides that the Company may at its discretion grant rights to indemnification and rights to advancement of expenses to any employee or agent of the Company.
Section 7 of Article VI	Provides that the Board of Directors is authorized to enter into a contract with any director, officer, employee or agent of the Company, providing for indemnification rights equivalent to or, if the Board of Directors determines, greater than those provided for in the Amended and Restated Bylaws, unless prohibited by the California Corporations Code or any other applicable law.
Section 8 of Article VI	Provides that any amendment to the Amended and Restated Bylaws will not adversely affect any right or protection of a director or officer of the Company existing at the time of such amendment, repeal or modification.

In addition to the amendments described above, the Amended and Restated Bylaws reflect numerous other amendments, including, but not limited to:

●	updating the name of the Company from Bridgford Packing Company to Bridgford Foods Corporation;
●	adding information about the principal executive offices and other business offices where the Company is qualified to do business;
●	expanding the scope of permissible meeting locations to include meeting locations outside the State of California, as well as remote communication or electronic transmission authorized by the California Corporations Code;
●	changing the date of the annual meeting from February 8th every year to a date as determined by the Board of Directors;

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●	updating who may call a special meeting of shareholders to include a majority of the Board of Directors, the president, the chairman of the Board of Directors, or one or more holders of shares entitled to cast not less than 10% of the votes;
●	adding that following a request for a special shareholder meeting, the Company will provide notice to all shareholders entitled to vote not less than thirty-five (35) nor more than sixty (60) days after the receipt of such request;
●	stating that notice needs to be provided if a meeting is adjourned and a new record date is fixed or the adjourned meeting is more than forty-five (45) days after the date of the original meeting;
●	providing additional mechanics for voting at shareholder meetings;
●	providing the opportunity for a shareholder to revoke a consent until the Company obtains a requisite number of consents to approve the action;
●	adding a bylaw to include the mechanics for setting a record date, which may not be more than sixty (60) nor less than ten (10) days before the date of any such meeting;
●	expanding the bylaws on proxies to include that a proxy will not be valid once it is revoked, unless the proxy is irrevocable, or after the expiration of eleven (11) months from the date the proxy is given;
●	adding bylaws relating to the appointment of an inspector of elections;
●	stating that each director, including a director elected to fill a vacancy, will hold office until the expiration of the term for which elected and until a successor has been elected;
●	removing a provision relating to organizational meetings of the Board of Directors;
●	updating where a Board of Directors meeting will take place, including a meeting by conference telephone, electronic video screen communication or electronic communication by and to the Company;
●	changing the regular board meetings from a specific date to a time fixed by the Board of Directors;
●	adding that notice of an adjourned meeting is to be given if the adjourned meeting is more than twenty-four (24) hours away;
●	removing a provision relating to the corporate seal;
●	changing the titles of the officer to be chief executive officer, president, secretary and chief financial officer;
●	updating the description of the required officers of the Company;
●	expanding the requirements to inspect the share register to include shareholders holding at least five percent (5%) in the aggregate of the voting shares of the Company or shareholders who hold at least one percent (1%) of the voting shares and have filed a Schedule 14A with the SEC;
●	removing the provision requiring an annual report to shareholders and changing it to conform with the California Corporations Code Section 1501 (noting that such provision is not to be contradictory with SEC reporting requirements); and
●	adding bylaws relating to an annual statement of general information and setting a record date for purposes other than notice and voting.

As discussed above, the amendments to our Existing Bylaws include the requirement to provide the Company with more advance notice for nominating directors and presenting business for consideration at the annual and special meeting of shareholders. Such amendments could have an anti-takeover effect as it makes it more difficult for the shareholders to take actions and to propose director nominees or present matters for approval of the shareholders, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

Proxies received in response to this solicitation will be voted “FOR” the approval of the Amended and Restated Bylaws unless otherwise specified in the proxy. Abstentions and broker non-votes will have the same effect as votes “AGAINST” the proposal. Brokers do not have discretion to vote uninstructed shares with respect to the proposal.

As mentioned in the second paragraph of this proposal, shareholder approval is not required for the Board of Directors to amend our Existing Bylaws except that the Board of Directors may not make, alter or repeal any bylaws changing the authorized number of directors. Notwithstanding the prior sentence, we believe that shareholder support of the Amended and Restated Bylaws is important and is a matter of good corporate governance practice. Approval of this proposal requires affirmative vote of a majority of the shares outstanding. In the event of a negative vote on such approval, the Board of Directors will consider the wishes of the shareholders and propose revised bylaws at the next annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED BYLAWS.

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PROPOSAL 2

ELECTION OF DIRECTORS

The directors of the Company are elected annually to serve until the next annual meeting of the shareholders or until their respective successors are elected and duly qualified. At the Annual Meeting, nine directors have been nominated for election. Upon approval of Proposal 1, the authorized number of directors on the Board of Directors shall be set at nine. The election of directors shall be by the affirmative vote of the holders of a plurality of the shares voting in person or by proxy at the Annual Meeting, and, in addition, the election of Keith A. Ross shall be contingent on the approval of Proposal 1. Every shareholder, or his or her proxy, entitled to vote upon the election of directors may cumulate his or her votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his or her shares are entitled, or distribute his or her votes on the same principle among as many candidates as he or she deems appropriate. No shareholder or proxy, however, shall be entitled to cumulate votes unless such candidate or candidates have been nominated prior to the voting and the shareholder has given notice at the meeting, prior to the voting, of the shareholder’s intention to cumulate such shareholder’s votes. If any shareholder gives such notice, all shareholders may cumulate their votes for candidates in nomination. All nominees are presently directors of the Company, with the exception of Keith A. Ross who previously served as a director from the 2016 Annual Meeting until March 1, 2017. All directors, with the exception of Paul R. Zippwald, were elected to the Board of Directors by the Company’s shareholders at the 2016 Annual Meeting. All current directorships are being filled. Our Board of Directors, in its role as Nominating Committee, recommended, by the affirmative vote of a majority of the independent directors on the Board of Directors, that Keith A. Ross be nominated for election.

Unless otherwise instructed, shares represented by the proxies will be voted “FOR” the election of each of the nominees listed below, with the exception of Keith A. Ross, who will only be up for election contingent on the approval of Proposal 1. Broker non-votes and proxies marked “WITHHELD” as to one or more of the nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action.

Each nominee has indicated that he is willing and able to serve as director if elected. In the event that any of such nominees shall become unavailable for any reason, an event which management does not anticipate, it is intended that proxies will be voted for substitute nominees designated by management.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED BELOW.

The following table and biographical summaries set forth, with respect to each nominee for director, his age, his principal occupation and the year in which he first became a director of the Company. Data with respect to the number of shares of the Company’s common stock beneficially owned by each of such persons as of June 16, 2017 appears under the caption “PRINCIPAL SHAREHOLDERS AND MANAGEMENT” below.

Name	Age	Principal Occupation	Year First Became Director
William L. Bridgford	62	Chairman of the Board and Member of the Executive Committee of the Company (1)(4)	2004
Allan L. Bridgford, Jr.	57	Retired Executive of the Company (1)(4)	2011
Bruce H. Bridgford	64	President of Bridgford Foods of California (1)(4)	2009
John V. Simmons	61	President and Member of the Executive Committee of the Company (4)	2011
Todd C. Andrews	51	Vice President and Controller of Public Storage (2)(3)(4)	2004
D. Gregory Scott	60	Managing Director of Peak Holdings, LLC (2)(3)(4)	2006
Raymond F. Lancy	63	Chief Financial Officer, Vice President, Treasurer and Member of the Executive Committee of the Company (4)	2013
Keith A. Ross	54	Real Estate Consultant	2016
Paul R. Zippwald	79	Director (2)(3)(4)	1992

(1)	William L. Bridgford, Allan L. Bridgford, Jr. and Bruce H. Bridgford are cousins.
(2)	Member of the Compensation Committee.
(3)	Member of the Audit Committee.
(4)	Member of the Nominating Committee.

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Directors

William L. Bridgford

William L. Bridgford has served as Chairman of the Board since March of 2006. He previously served as President of the Company from June of 2004 until March of 2006, and Secretary of the Company for more than five years. Mr. Bridgford has been a full-time employee of the Company since 1981. He has also served as a member of the Executive Committee since 2004. Mr. Bridgford is a graduate of California State University, Fullerton with a degree in Business Management.

Mr. Bridgford is one of the principal owners of Bridgford Industries Inc., the Company’s majority shareholder. He brings to the Board extensive experience in the operations of the Company and provides strong leadership skills that provide strategic business guidance to the Company. The Board believes his executive managerial experience and Company knowledge base combined with his understanding of corporate values and culture qualify him to serve as a member of the Board.

Allan L. Bridgford, Jr.

Allan L. Bridgford, Jr. served as President of Bridgford Foods of Illinois, a division of the Company, from January 1983 until his retirement in October of 2002. Mr. Bridgford is a graduate of the University of Missouri with a degree in Economics.

Mr. Bridgford is one of the principal owners of Bridgford Industries Inc., the Company’s majority shareholder. He brings to the Board extensive sales, marketing and distribution experience in the food industry. The Board believes these skills and experiences qualify him to serve as a member of the Board. In addition to his service on the Board, Mr. Bridgford provides business consulting services to the Company.

Bruce H. Bridgford

Bruce H. Bridgford has served as President of Bridgford Foods of California, a division of the Company, since March of 1999. Mr. Bridgford has been a full time employee of the Company since 1977 and earned a B.S. degree in Business with a concentration in finance and marketing from the University of Southern California.

Mr. Bridgford is one of the principal owners of Bridgford Industries Inc., the Company’s majority shareholder. He provides key insight into the direct store delivery operations of the Company as well as strategic direction for the sales management and marketing functions of the Company. The Board believes these skills and experiences qualify him to serve as a member of the Board.

John V. Simmons

John V. Simmons has served as President of the Company and member of the Executive Committee since 2006. He previously served as Vice President of the Company for more than five years. Mr. Simmons earned a B.A. degree in Psychology from the University of Wisconsin.

Mr. Simmons has extensive knowledge and experience in the areas of marketing, product research and development, trade relations and operations developed as an employee of the Company since 1979. The Board believes these skills and experiences qualify him to serve as a member of the Board.

Todd C. Andrews

Todd C. Andrews is a Certified Public Accountant (inactive) and presently serves as Vice President and Controller of Public Storage, a member of the S&P 500, headquartered in Glendale, California. Mr. Andrews has been employed by Public Storage since 1997. Mr. Andrews graduated cum laude with a Bachelor of Science degree in Business Administration with an emphasis in accounting and finance from California State University, Northridge.

Mr. Andrews has extensive experience in multiple accounting and finance roles over a period of more than 20 years. In particular, Mr. Andrews is experienced in the areas of financial reporting and analysis, treasury management, SEC reporting, internal controls and procedures and operational analysis. In addition, Mr. Andrews brings a diverse set of perspectives to the Board from serving in positions in multiple industries, including public accounting, entertainment, and real estate. The Board believes these skills and experiences qualify him to serve as a member of the Board. Mr. Andrews also qualifies as an audit committee financial expert and is financially sophisticated within the meaning of the NASDAQ Listing Rules.

D. Gregory Scott

D. Gregory Scott is a Certified Public Accountant (inactive) and currently serves as the Managing Director of Peak Holdings, LLC, an investment management company based in Beverly Hills, California. Mr. Scott has been with Peak Holdings, LLC for more than the past five years. Peak Holdings, LLC and its affiliates own and manage in excess of three million square feet of office, retail and warehouse space throughout the United States.

Mr. Scott brings to the Board extensive financial and managerial experience, which qualifies him to serve as a member of the Board. Mr. Scott also qualifies as an audit committee financial expert and has financial sophistication as described in the NASDAQ Listing Rules.

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Raymond F. Lancy

Raymond F. Lancy has served as Treasurer of the Company for more than the past five years. He has also served as a member of the Executive Committee since 2001, Vice President since 2001 and Chief Financial Officer since 2003. Mr. Lancy is a Certified Public Accountant (inactive) and worked for ten years as an auditor at PricewaterhouseCoopers. He earned a Bachelor of Science degree with a major in Administration with high honors from California State University, San Bernardino.

Mr. Lancy has extensive knowledge and experience in the areas of finance and management developed at PricewaterhouseCoopers and as an employee of the Company since July of 1992 and as Chief Financial Officer since 2003. The Board believes these skills and experiences qualify him to serve as a member of the Board.

Keith A. Ross

Keith A. Ross is a real estate consultant. From August 2013 to the present, Mr. Ross serves as Executive Vice President of CT Realty, or CTR, a real estate investment, development and management company based in Aliso Viejo, California. At CTR, Mr. Ross is in charge of all development and is responsible for sourcing, evaluating, and closing on all commercial development opportunities. In addition, Mr. Ross serves on CTR’s Executive Committee and Investment Committee. CTR was founded in 1994 and has successfully acquired in excess of $2.5 Billion in commercial real estate properties across Northern and Southern California. Prior to joining CTR, from 2001 to 2009, Mr. Ross was Founder and Principal of Centra Realty Corporation and oversaw the company’s land acquisitions, capital raises of both equity and debt, architectural design, engineering, construction and sales/leasing efforts. Centra was consistently ranked as one of the most active real estate development companies in Orange County California. From June 2009 to January 2014, Mr. Ross was Founder, President and CEO of Peligroso Spirits which sold to Diageo in London (the world’s largest spirits company).

Mr. Ross began his professional career at the Koll Company and was with Koll for over a decade and served in various roles from project manager to marketing before leading the real estate development efforts of the company in Southern California. Mr. Ross attended San Diego State University. He currently serves on the Board of Directors and is a Co-Founder of Miocean, a nonprofit foundation that applies proven business approaches to curb the harmful effects of urban run-off pollution.

Mr. Ross brings to the Board extensive real estate acquisition development experience as well as project management and marketing expertise, which the Board believes qualifies him to serve as a member of the Board. In addition to his prior service on the Board, Mr. Ross continues to provide real estate consulting services to the Company.

Paul R. Zippwald

Paul R. Zippwald was Regional Vice President and Head of Commercial Banking for Bank of America NT&SA, North Orange County, California, for more than five years prior to his retirement in July 1992. Mr. Zippwald is currently retired. He is a graduate of the Graduate School of Credit and Financial Management at the Amos Tuck School of Business Administration of Dartmouth College and also holds a graduate degree from the American Institute of Banking.

Mr. Zippwald brings to the Board a background and expertise in banking and investment advisory services. The Board believes that Mr. Zippwald is qualified to serve as a director of the Company due to his business expertise and executive managerial experience. Mr. Zippwald also qualifies as an audit committee financial expert and is financially sophisticated within the meaning of the NASDAQ Listing Rules

Public Company Directorships

Except as indicated above, none of the directors have been a director of any other public company in the past five years.

Involvement in Certain Legal Proceedings

None of the directors have been involved in any legal events reportable under Item 401(f) of Regulation S-K during the last ten years.

Board Meetings

During fiscal year 2016, the Company’s Board of Directors held eleven regularly scheduled monthly meetings and no special meetings. All directors, with the exception of Messrs. Scott and Ross, attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of committees upon which he served.

Arrangements or Understandings with Directors

There are no agreements or understandings pursuant to which any of the directors was or is to be elected to serve as a director or nominee.

Further, none of our directors have agreements or arrangements with any person or entity, other than the Company, relating to compensation or other payments in connection with such director’s service to the Company.

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Controlled Company Status

The Company is considered a “controlled company” within the meaning of Rule 5615(c)(1) of the NASDAQ Listing Rules based on the approximate 78.8% ownership of the Company by Bridgford Industries Incorporated and is therefore exempted from certain independence requirements of the NASDAQ Listing Rules, including the requirement to maintain a majority of independent directors on the Company’s Board of Directors and certain requirements with respect to the committees of the Board. Nevertheless, the Board of Directors has determined that Messrs. Andrews, Scott, and Zippwald are “independent directors” within the meaning of Rule 5605 of the NASDAQ Listing Rules.

Board Committees

The Board of Directors maintains three committees, the Compensation Committee, the Audit Committee and the Nominating Committee.

Compensation Committee

The Compensation Committee currently consists of three members, including Messrs. Andrews, Scott and Zippwald. The Compensation Committee for fiscal year 2016 consisted of Messrs. Andrews, Ross and Scott. During the Board’s annual review of director independence, it was determined that Mr. Ross was no longer independent due to his receipt of consulting fees as an advisor to the Company. Mr. Ross resigned from the Compensation Committee effective February 6, 2017. Each of the current members of the Compensation Committee is a non-employee director, and notwithstanding that the Company is a “controlled company” within the meaning of the NASDAQ Listing Rules, each member is independent as defined in Rule 5605(a)(2) of the NASDAQ Listing Rules. The Compensation Committee is responsible for establishing and administering the Company’s compensation arrangements for all executive officers.

The Compensation Committee meets no less frequently than annually (and more frequently as circumstances dictate) to discuss and determine executive officer and director compensation. The Compensation Committee does not generally retain the services of any compensation consultants. However, from time to time it utilizes compensation data from companies that the Compensation Committee deems to be competitive with the Company in connection with its annual review of executive compensation. The Compensation Committee has the power to form and delegate authority to subcommittees when appropriate, provided that such subcommittees are composed entirely of directors who would qualify for membership on the Compensation Committee pursuant to applicable NASDAQ Listing Rules. See “Compensation Discussion and Analysis” and “Director Compensation.”

The Compensation Committee held two meetings during fiscal year 2016. No additional compensation is paid to directors for participation on the Compensation Committee. The Compensation Committee operates under a written charter, which was adopted on October 11, 2010 and is attached as Exhibit B to this Proxy Statement. The charter is not available on the Company’s website.

Audit Committee

The Audit Committee currently consists of Messrs. Andrews, Scott and Zippwald. The Audit Committee for fiscal year 2016 consisted of Messrs. Andrews, Ross and Scott. During the Board’s annual review of director independence, it was determined that the appointment of Mr. Ross to the Audit Committee did not satisfy the requirements of NASDAQ Listing Rule 5605(b)(1)(A) due to the payment by the Company of advisory consulting fees to Mr. Ross. Mr. Ross resigned from the Audit Committee effective February 6, 2017.

The Audit Committee has been established in accordance with the rules and regulations of the SEC and each of the current members of the Audit Committee is an “independent director” as defined in Rule 5605(c)(2) of the NASDAQ Listing Rules. In addition, the Board has determined that Messrs. Andrews and Scott and Zippwald qualify as “audit committee financial experts” as such term is used in the rules and regulations of the SEC.”

The Audit Committee meets periodically with the Company’s independent registered public accountants and reviews the Company’s accounting policies and internal controls. It also reviews the scope and adequacy of the independent registered public accountants’ examination of the Company’s annual financial statements. In addition, the Audit Committee selects the firm of independent registered public accountants to be retained by the Company, subject to shareholder approval, pre-approves services rendered by its independent registered public accountants and pre-approves all related-party transactions.

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The Audit Committee held six meetings during fiscal year 2016. Each of the members of the Audit Committee receives $350 to $550 per meeting depending on the length of each meeting attended. In addition, the Audit Committee holds a pre-earnings release conference with the Company’s independent registered public accountants on a quarterly basis. The Audit Committee operates under an Amended and Restated Audit Committee Charter, which was approved on November 8, 2010 and is attached as Exhibit C to this Proxy Statement. The charter is not available on the Company’s website.

Nominating Committee

The Board of Directors has decided that the full Board should perform the functions of a Nominating Committee for the Company. It made that decision because the Board believes that selecting new Board nominees is one of the most important responsibilities the Board members have to the Company’s shareholders, and for that reason, all of the members of the Board should have the right and responsibility to participate in the selection process. Because of its status as a “controlled company” within the meaning of Rule 5615(c)(1) of the NASDAQ Listing Rules, the Company is not required to have a Nominating Committee comprised solely of independent directors. The Nominating Committee does not act pursuant to a written charter.

In its role as Nominating Committee, the full Board identifies and screens new candidates for Board membership. Nevertheless, actions of the Board, in its role as Nominating Committee, can be taken only with the affirmative vote of a majority of the independent directors on the Board, as defined by the NASDAQ Listing Rules. It was recommended by this Nominating Committee that Keith A. Ross be appointed to the Board of Directors.

Director Nomination Process

In identifying new Board candidates, the Board will seek recommendations from existing Board members and executive officers. In addition, the Board will consider any candidates that may have been recommended by any of the Company’s shareholders who have made those recommendations in accordance with the shareholder nomination procedures described below. The Board, in its capacity as Nominating Committee, does not evaluate nominees recommended by shareholders differently from its evaluation of other director nominees. The Board also has the authority to engage an executive search firm and other advisors as it deems appropriate to assist in identifying qualified candidates for the Board.

In assessing and selecting Board candidates, the Board will consider such factors, among others, as: the candidate’s independence, experience, knowledge, skills and expertise, as demonstrated by past employment and board experience; the candidate’s reputation for integrity; and the candidate’s participation in local community and local, state, regional or national charitable organizations. When selecting a nominee from among candidates considered by the Board, it will conduct background inquiries of and interviews with the candidates the Board members believe are best qualified to serve as directors. The Board members will consider a number of factors in making their selection of a nominee from among those candidates, including, among others: whether the candidate has the ability, willingness and enthusiasm to devote the time and effort required of members of the Board; whether the candidate has any conflicts of interest or commitments that would interfere with the candidate’s ability to fulfill the responsibilities of directors of the Company, including membership on Board committees; whether the candidate’s skills and experience would add to the overall competencies of the Board; and whether the candidate has any special background or experience relevant to the Company’s business.

Board Consideration of Diversity

The Board believes that differences in experience, knowledge, skills and expertise enhance the performance of the Board. Accordingly, the Board, in its capacity as Nominating Committee, considers such diversity in selecting and evaluating proposed Board nominees. However, the Board has not implemented a formal policy with respect to the consideration of diversity for the composition of the Board.

Board Leadership Structure and the Role of the Board in Risk Management Oversight

Board Leadership Structure.

The Board is currently comprised of a total of eight directors. Following the Annual Meeting and contingent upon approval of Proposal 1, the Board will be comprised of a total of nine directors. One of those directors, William L. Bridgford, serves as the Chairman of the Board. In this capacity, he is principally charged with fulfilling the following duties:

●	Presiding as the Chairman of the meetings of the Board of Directors;

●	Serving as a conduit of information between the independent directors and members of management;

●	Approving Board of Directors meeting agendas and schedules;

●	Calling executive session meetings of the independent directors, as needed;

●	Reviewing information sent to the Board of Directors;

●	Working with the Chief Financial Officer and Corporate Secretary to ensure the Board has adequate resources to support its decision-making obligations;

●	Meeting with shareholders as appropriate; and

●	Such other responsibilities and duties as the Board of Directors shall designate.

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The Company has not appointed a Chief Executive Officer. Instead, the Company has historically utilized a five-member Executive Committee to serve in the capacity of Chief Executive Officer. The Board believes that the Executive Committee structure is appropriate for the Company because it requires a full committee of officers, each of whom bring their own experiences and perspectives to bear on their decision making, to discuss and vote on important decisions affecting the Company. The Company has utilized an Executive Committee in lieu of appointing a Chief Executive Officer for more than twenty years. See “Executive Officers” for further discussion about the role and membership of the Executive Committee.

The Chairman of the Board serves on the Executive Committee. Thus, the roles of Chairman of the Board and Chief Executive Officer are intertwined to some extent. However, the Chairman of the Board, the President, and the Chief Financial Officer represent only three of the five members of the Executive Committee and no other directors currently serve on the Executive Committee. Accordingly, five of eight members (or following the Annual Meeting and approval of Proposal 1, six of nine members) of the Board are not members of the Executive Committee. The Board believes that this structure properly maintains the independence of the Board as a whole, and of the Chairman of the Board, from the Executive Committee.

The Board’s Role in Risk Oversight.

The responsibility for the day-to-day management of risk lies with the Executive Committee. Risk management is not viewed by the Executive Committee as a separate function, but rather is viewed as part of the day-to-day process of running the Company. It is the Board’s responsibility to oversee the Executive Committee with respect to its risk management function and to ensure that the Company’s risk management system is well-functioning and consistent with the Company’s overall corporate strategy and financial goals. In fulfilling that oversight role, the Board focuses on the adequacy of the Company’s overall risk management system. The Board believes that an effective risk management system will adequately identify the material risks to the Company’s business, monitor the effectiveness of the risk mitigating policies and procedures, and provide the Executive Committee with input with respect to the risk management process.

Code of Ethics

The Company adopted a code of ethics that is applicable to, among other individuals, its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and posted the code of ethics on its website at www.bridgford.com (and designated therein as the Code of Conduct). Any amendment or waiver to the Company’s code of ethics that applies to its directors or executive officers will be posted on its website or in a report filed with the SEC on Form 8-K.

Communications with the Board

Shareholders may communicate with the Board or any of the directors by sending written communications addressed to the Board of Directors generally, or to any director(s), to Bridgford Foods Corporation, 1308 North Patt Street, Anaheim, California 92801, Attention: Corporate Secretary. All communications are compiled by the Corporate Secretary and forwarded to the Board or the individual director(s) accordingly.

Director Attendance at Annual Meetings

The Company does not currently have a specific policy regarding director attendance at annual shareholder meetings. However, directors are strongly encouraged to attend annual shareholder meetings. Seven directors (then serving as directors of the Company) attended the Company’s 2016 Annual Meeting of Shareholders.

Executive Officers

Members of the Company’s Executive Committee, comprised of the five executive officers named below, act in the capacity of Chief Executive Officer of the Company. The following five executive officers are elected annually to serve on the Executive Committee at the pleasure of the Board of Directors:

Allan L. Bridgford	Vice President and Member of the Executive Committee (1)
Hugh Wm. Bridgford	Vice President and Chairman of the Executive Committee (1)
William L. Bridgford	Chairman of the Board and Member of the Executive Committee (1)
John V. Simmons	President and Member of the Executive Committee
Raymond F. Lancy	Chief Financial Officer, Vice President, Treasurer and Member of the Executive Committee

(1)	William L. Bridgford is the son of Hugh Wm. Bridgford and the nephew of Allan L. Bridgford. Hugh Wm. Bridgford and Allan L. Bridgford are brothers. Allan L. Bridgford is the father of Allan L. Bridgford, Jr., who serves on the Company’s Board of Directors.

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A biographical summary regarding William L. Bridgford, Raymond F. Lancy and John V. Simmons is set forth above under the caption “Directors.” Biographical information with respect to the Company’s other executive officers is set forth below:

Allan L. Bridgford

Allan L. Bridgford, age 81, previously served as Senior Chairman of the Board from March of 2006 to October of 2011. From March of 1995 through March of 2006, Mr. Bridgford served as Chairman of the Board. He has been an employee of the Company since 1957, and reduced his work schedule to 80% in March of 2000, 60% in March of 2005 and 50% in November 2014. Mr. Bridgford’s base compensation was reduced by the same percentage as his regular work schedule reduction. Mr. Bridgford has also served as a member of the Executive Committee since 1972. He is a graduate of Stanford University with a degree in Economics.

Hugh Wm. Bridgford

Hugh Wm. Bridgford, age 85, has served as Vice President of the Company and Chairman of the Executive Committee since March of 1995. He previously served as Chairman of the Board of Directors of the Company for more than five years and was a full time employee of the Company from 1955 through December 2010. Mr. Bridgford reduced his work schedule to 80% in January 2011, 60% in November 2012 and 40% in June 2016. He also served as a member of the Executive Committee since 1972. Mr. Bridgford is a graduate of Stanford University with a degree in Economics and completed the Executive Program at the University of California at Los Angeles Graduate School of Business.

Agreements or Understandings with Officers

There are no agreements or understandings pursuant to which any of the executive officers was or is selected to serve as an executive officer.

PRINCIPAL SHAREHOLDERS AND MANAGEMENT

The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company’s common stock as of June 16, 2017 by each shareholder known by the Company to be the beneficial owner of more than 5% of the Company’s common stock, by each director and nominee for director, by each executive officer named in the Summary Compensation Table and by all executive officers and directors as a group. The information as to each person or entity has been furnished by such person or group.

Amount and Nature of Shares Beneficially Owned

Name and Address of Beneficial Owner(1)	Sole Voting and Investment Power	Shared Voting and Investment Power(2)	Total Beneficially Owned(3)	Percentage of Outstanding Shares Beneficially Owned(3)
Bridgford Industries Incorporated 1707 Good-Latimer Expressway Dallas, TX 75226	7,156,396	—	7,156,396	78.8%
Hugh Wm. Bridgford	48,917	7,156,396	7,205,313	79.4%
Allan L. Bridgford	155,882	7,156,396	7,312,278	80.6%
Bruce H. Bridgford	3,448	7,156,396	7,159,844	78.9%
Baron R.H. Bridgford 170 North Green St. Chicago, IL 60607	1,654	7,156,396	7,158,050	78.9%
William L. Bridgford	6,175	7,156,396	7,162,571	78.9%
Allan L. Bridgford, Jr.	20,000	7,156,396	7,176,396	79.1%
Raymond F. Lancy	—	—	—	*
John V. Simmons 1707 Good-Latimer Expressway Dallas, TX 75226	363	—	363	*
Todd C. Andrews	200	—	200	*
D. Gregory Scott	8,550	—	8,550	*
Keith A. Ross	—	—	—	*
Paul R. Zippwald	1,452	—	1,452	*
All directors and executive officers as a group (11 persons)	7,403,037	7,156,396	7,403,037	81.6%

*	Represents ownership of less than one percent (1%) of the outstanding shares.

(1)	Unless otherwise indicated, the address of such beneficial owner is the Company’s principal executive offices, which are located at 1308 North Patt Street, Anaheim, California 92801.

(2)	Represents shares beneficially owned by Bridgford Industries Incorporated, a Delaware corporation (“BII”) as reported on Amendment No. 1 to Schedule 13D filed with the SEC on February 7, 2017. Other than ownership of these shares, BII does not presently have any significant business or assets. Allan L. Bridgford, Hugh Wm. Bridgford, William L. Bridgford, Bruce H. Bridgford, Baron R.H. Bridgford and Allan L. Bridgford, Jr. presently own 16.49%, 10.47%, 7.68%, 10.56%, 9.83% and 4.28%, respectively, of the outstanding voting capital stock of BII. The remaining shares of BII capital stock are owned of record, or beneficially, by 32 additional members of the Bridgford family. The officers of BII jointly vote all of the Company’s shares held by BII. With respect to Hugh Wm. Bridgford, such amount also includes 1,000 shares held by his wife

(3)	Applicable percentage of ownership as of June 16, 2017 is based upon __________ shares of common stock outstanding. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares shown as beneficially owned. Except as otherwise indicated, and subject to community property laws where applicable, to the knowledge of the Company the persons listed above have sole voting and investment power with respect to all shares shown as beneficially owned by them.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers, and holders of more than 10% of the Company’s common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock of the Company. Officers, directors and 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on the review of copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended October 28, 2016, all of the Company’s officers, directors and 10% shareholders complied with all applicable Section 16(a) filing requirements.

REPORT OF THE AUDIT COMMITTEE

Pursuant to a meeting of the Audit Committee on January 9, 2017, the Audit Committee reports that it has: (i) reviewed and discussed the Company’s audited financial statements with management; (ii) discussed with the independent registered public accountants the matters (such as the quality of the Company’s accounting principles and internal controls) required to be discussed by Auditing Standard No. 16, “Communications with Audit Committees” (formerly known as Statement on Auditing Standards No. 16, which superseded Statement on Auditing Standards No. 61, for fiscal years beginning after December 15, 2012) of the Public Company Accounting Oversight Board; and (iii) received the written disclosures and the letter from Squar Milner LLP regarding its communications with the audit committee concerning independence, and has discussed with them their independence. Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s annual report for the Company’s fiscal year ended October 28, 2016.

AUDIT COMMITTEE

Todd C. Andrews, Chairman

D. Gregory Scott

The foregoing Audit Committee Report shall not be deemed soliciting material, shall not be deemed filed with the SEC and shall not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

COMPENSATION OF EXECUTIVE OFFICERS

Compensation Discussion and Analysis

Compensation Overview

This section provides information regarding the compensation paid to the Company’s “named executive officers” or “NEOs,” all of whom are members of the Executive Committee. The Company has historically been and continues to be principally managed by the Executive Committee. The Executive Committee, as a unit, serves as the Company’s “Chief Executive Officer.” The Executive Committee currently consists of the following five members:

●	Hugh Wm. Bridgford, Vice President and Chairman of the Executive Committee
●	Allan L. Bridgford, Vice President
●	William L. Bridgford, Chairman of the Board (Principal Executive Officer)
●	John V. Simmons, President
●	Raymond F. Lancy, Chief Financial Officer, Vice President and Treasurer (Principal Financial Officer)

The Company’s executive compensation program is overseen by the Compensation Committee, which is comprised of certain non-employee members of the Board. The basic responsibility of the Compensation Committee is to review the performance of the officers and key employees toward achieving the Company’s strategic goals and to help ensure that the Company is able to attract and retain individuals who can lead the Company to achieve those goals.

One of the Company’s primary strategic goals is to increase shareholder value while meeting its objectives for customer satisfaction, improved sales and financial performance, sound corporate governance, and competitive advantage. The Company’s current emphases on controlling costs and improving profit margins on a consistent basis are also important factors which affect the Company’s compensation decisions. The Compensation Committee’s goal is to work with management to balance the Company’s financial goals and circumstances with the need to attract, motivate and retain the fully qualified and capable individuals the Company needs to meet and surpass its customers’ and shareholders’ expectations in a highly-competitive industry.

Compensation Philosophy and Objectives

The core of the Company’s executive compensation philosophy is to pay for performance. To that end, incentive bonus targets are set each year to reward excellent executive performance based upon the achievement of profit objectives by business units and the Company’s overall profitability based on pretax income, thus stimulating all executives to assume broad responsibility for the Company’s overall financial welfare and financial performance.

The Compensation Committee’s guiding principles are as follows:

●	Work with management to provide a compensation program that recognizes individual contributions as well as the Company’s overall business results;
●	Provide reasonable levels of total compensation which will enable the Company to attract and retain qualified and capable executive talent within its industry, while also considering the Company’s current goals of controlling costs and effecting consistent improvements in its overall financial condition;
●	Motivate executive officers to deliver optimum individual and business unit performance;
●	Develop and retain a leadership team that is capable of successfully operating and growing an increasingly competitive and complex business in a rapidly changing industry; and
●	Ensure that executive compensation-related disclosures are made to the public on a timely basis.

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Role of the Compensation Committee

The compensation of all NEOs and other executive officers is determined by the Compensation Committee. The Compensation Committee met two times during fiscal year 2016. The primary responsibilities of the Compensation Committee include, without limitation, the following:

●	Determine the compensation of the members of the Executive Committee, after taking into account the Board’s assessment of the performance of the Executive Committee, as well as any other executive officers of the Company.
●	Determine the compensation of the Chairman of the Board and the other directors of the Company.
●	Assess the performance of the executive officers of the Company other than the members of the Executive Committee (whose performance is assessed by the Board).
●	Review and make recommendations to the Board regarding the Company’s compensation policies and philosophy.
●	Review and make recommendations to the Board with respect to the employment agreements, severance agreements, change of control agreements and other similar agreements between the Company and its executive officers.
●	Administer the Company’s equity incentive plans, including the review and grant of stock option and other equity incentive grants.
●	Review and discuss the Compensation Discussion and Analysis (“CD&A”) section of the Company’s annual proxy statement with management, and recommend to the Board that the CD&A be included in the Company’s proxy statement as required.
●	Produce an annual report on executive compensation for inclusion in the Company’s proxy statement.
●	As requested by Company management, review, consult and make recommendations and/or determinations regarding employee compensation and benefit plans and programs generally, including employee bonus and retirement plans and programs.
●	Assist the Board and management in developing and evaluating potential candidates for executive officer positions.
●	Advise the Board in its succession-planning initiatives for the Company’s executive officers and other senior officers.

Role of Management in the Compensation Determination Process

The Company’s senior management team, particularly the Chairman of the Board and the Chairman of the Executive Committee, support the Compensation Committee in the executive compensation decision-making process. At the request of the Compensation Committee, one or more members of the Executive Committee may present a performance assessment and recommendations to the Compensation Committee regarding base salaries, bonus payments, incentive plan structure and other compensation-related matters for the Company’s executive officers (other than with respect to their own compensation).

Role of Compensation Consultant

The Compensation Committee has decided not to utilize the services of a paid compensation consultant after concluding that such a consultant would provide insufficient value compared to the cost.

Total Compensation for Executive Officers

The compensation packages offered to the Company’s executive officers are comprised of one or more of the following elements:

●	Base salary;
●	Discretionary cash bonuses;
●	Post-retirement healthcare and pension benefits.

The Company does not have any formal policies which dictate the amount to be paid with respect to each element, nor does it have any policies which dictate the relative proportion of the various elements. The Company also does not have any formal policies for allocating between cash and non-cash compensation and short-term and long-term compensation. Instead, the Company relies on the judgment of the Compensation Committee and input and feedback from the management team, including in particular members of the Executive Committee. The Compensation Committee has no plans to adopt any such formulas, ratios or other such targets that might artificially dilute the Company’s effectiveness in achieving its overall profit objectives. In fact, all of the Company’s compensation policy decisions are made in the context of its current financial position and are subordinated to the Company’s current goal of achieving overall profitability on an annual basis. Each of the compensation components is described in more detail below.

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Base Salary

The Company provides executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. The purpose of base salary is to reward effective fulfillment of an executive’s assigned job responsibilities, and to reflect the position’s relative value to the Company and competitiveness of the executive job market. Base salaries for executive officers are determined based on the nature and responsibility of the position, salary norms for comparable positions at similar companies, the expertise and effectiveness of the individual executive, and the competitiveness of the market for the executive officer’s services.

The Company has successfully held most base salaries at the low end of the competitive range in order to reduce its overall cost structure and to achieve systematic improvement in the financial performance of the business without incurring a large turnover in executive talent and leadership.

Any “merit increases” for the Company’s executive officers are subject to the same budgetary constraints that apply to all other employees. Executive officer salaries are evaluated as part of the Company’s annual review process and may be adjusted where justified in the context of the Company’s current focus on profitability and controlling expenses.

For fiscal year 2016, the Compensation Committee set a base salary of $4,988.00 per week for each Executive Committee member, reduced on a pro-rata basis for any member working less than a full time schedule. This change represented a 3% increase in the base salary compared to fiscal year 2015, which was derived from management’s assessment of the increase in the cost of living.

Discretionary Cash Bonuses

The Company’s policy is to make a significant portion of each NEO’s total compensation contingent upon the Company’s financial performance. The Compensation Committee believes that the payment of cash bonuses based on the Company’s financial success allows the Company to offer a competitive total compensation package despite relatively lower base salaries, while aligning a significant portion of executive compensation with the achievement of positive Company financial results. However, while the payment of these cash bonuses to the NEOs is generally correlated with the achievement of positive Company financial results, there are no specific performance targets communicated to the NEOs in advance, and the bonuses are ultimately paid at the discretion of the Compensation Committee after receiving input from the Chairman of the Board. For the fiscal year ended October 28, 2016, discretionary bonuses were awarded to the members of the Company’s Executive Committee as disclosed in detail in the Summary Compensation Table.

Long-Term Equity-Based Incentive Compensation

The Compensation Committee has concluded that long-term stock-related compensation has very limited value as an employee incentive or retention tool because the Company’s equity-based incentive awards have historically provided little or no value to the recipient. In addition, beginning in 2005, U.S. accounting rules required the Company to expense any stock option awards according to a formula which could impose a costly charge on the Company’s income statements, thereby burdening or erasing its profit margins. Because of these factors, the Company has not granted stock options or restricted stock awards for many years. Instead, the Compensation Committee aims to align the interests of the NEOs with those of the Company’s shareholders by creating a link between the payment of executive compensation and the achievement of Company financial goals as described above. The Company’s 1999 Stock Incentive Plan expired by its own terms on April 29, 2009 and no additional stock options or restricted stock may be granted thereunder.

Pension and Retirement Benefits

Retirement Plan for Administrative and Sales Employees of Bridgford Foods Corporation. The Company has a defined benefit plan (the “Primary Benefit Plan”) for certain of its employees not covered by collective bargaining agreements. The Primary Benefit Plan, administered by a major life insurance company, presently provides that participants receive an annual benefit on retirement equal to 1.5% of their total compensation from the Company during their period of participation from 1958. Benefits are not reduced by Social Security payments or by payments from other sources and are payable in the form of a monthly lifetime annuity commencing at age 65 or the participant’s date of retirement, whichever is later. Effective May 12, 2006, future benefit accruals under the Primary Benefit Plan were frozen.

Supplemental Executive Retirement Plan. Retirement benefits otherwise available to certain key executives under the Primary Benefit Plan have been limited by the effects of the Tax Equity and Fiscal Responsibility Act of 1982 (“TEFRA”) and the Tax Reform Act of 1986 (“TRA”). To offset the loss of retirement benefits associated with TEFRA and TRA, the Company has adopted a non-qualified “makeup” benefit plan (the “Supplemental Executive Retirement Plan”). Benefits will be provided under the Supplemental Executive Retirement Plan in an amount equal to 60% of their final average earnings minus any pension benefits and primary insurance amounts available to them under Social Security. However, in all cases the benefits are capped at $120,000 per year for Allan L. Bridgford and Hugh Wm. Bridgford. Benefits provided under this plan for William L. Bridgford and Raymond F. Lancy are calculated at 50% of final average earnings, capped at $200,000 per year, without offsets for other pension or Social Security benefits.

Bridgford Foods Retirement Savings 401(k) Plan. The Company implemented a 401(k) plan effective May 13, 2006. The Company makes a matching contribution to each employee’s account based on pretax contributions in an amount equal to 100% of the first 3% of compensation and 50% of the next 2% of compensation contributed to the Plan. Certain limitations on optional pre-tax contributions to the plan are imposed pursuant to the Internal Revenue Code of 1986, as amended. No amounts are contributed by the Company unless the employee elects to make a pretax contribution to the Plan.

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Non-Qualified Deferred Compensation

Effective January 1, 1991 the Company adopted a deferred compensation savings plan for certain key employees. Under this arrangement, selected employees contributed a portion of their annual compensation to the plan. The Company contributed an amount to each participant’s account by computing an investment return equal to Moody’s Average Seasoned Bond Rate plus 2%. The purpose of the plan was to provide tax planning and supplemental funds upon retirement or death for certain selected employees and to aid in retaining and attracting employees of exceptional ability. Separate accounts are maintained for each participant to properly reflect his or her total vested account balance. No contributions or salary deferrals have been made in the past ten years.

Perquisites and Other Benefits

The Company provides its executive officers with various health and welfare programs and other employee benefits which are generally available on the same cost-sharing basis to all of its employees. However, in keeping with the Company’s policy of controlling costs in connection with its profitability objectives, it does not provide any significant perquisites or other special benefits to its executive officers including, but not limited to, payment of club memberships, fees associated with financial planning, executive dining rooms or special transportation rights. The Company does not own an airplane and does not provide aircraft for executives for business or personal purposes.

The Company provides post-retirement healthcare for certain executives and their spouses (who are within fifteen years of age of the employee) who have reached normal retirement age. This coverage is secondary to Medicare. Coverage for spouses continues upon the death of the employee. The maximum benefit under the plan is $100,000 per year per retiree. The plan is subject to annual renewal by the Board of Directors and may be discontinued at the Board’s discretion. The plan was renewed for one year at the Board of Directors meeting held in December 2016. The combined gain on this plan during fiscal year 2016 was $197,000 for all active and retired participants.

The Company pays life and disability insurance premiums on policies for the Company’s President under which he is the named owner and beneficiary.

Employment Agreements

The Company currently does not have any employment, severance, change of control or similar agreements with any of its NEOs. Refer to the compensation discussion below for information on pension, deferred compensation, and benefit-related payments payable in the event of a qualifying event such as employment termination, disability, death, or sale/merger/acquisition.

Tax and Accounting Implications

The Compensation Committee is responsible for considering the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that it may not deduct non-performance-based compensation of more than $1,000,000 that is paid to its executive officers. The Company believes that the compensation paid under the current management incentive programs is fully deductible for federal income tax purposes. In certain situations, the Compensation Committee may approve compensation that will not meet the requirements for deductibility in order to ensure competitive levels of compensation for its executives and to meet its obligations under the terms of various incentive programs. However, the issue of deductibility has not come before the Compensation Committee in recent years and is not expected to be a concern for the foreseeable future.

Shareholder Advisory Vote on Executive Compensation and Frequency of Advisory Vote

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), the Company held its first advisory (non-binding) shareholder vote on the compensation of the Company’s NEOs (commonly known as a “say-on-pay” proposal), and its first shareholder vote on the frequency of such say-on-pay proposal, at its 2011 Annual Meeting of Shareholders. At such meeting, the shareholders of the Company approved the overall compensation of the Company’s NEOs and elected to hold a say-on-pay vote every three years. The second “say-on-pay” proposal was approved at the 2014 Annual Meeting of Shareholders. The Company’s next say-on-pay proposal and frequency of such say-on-pay proposal is included in this Proxy Statement.

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Summary Compensation Table

The table below provides summary information concerning cash and certain other compensation paid to or accrued for the Company’s NEOs during fiscal years 2015 and 2016, respectively. Each of the NEOs named below are also members of the Executive Committee, which acts in the capacity of Chief Executive Officer of the Company. See “Compensation Discussion and Analysis” for further discussion of compensation arrangements pursuant to which the amounts listed in the table below were paid or awarded and the criteria for such payment or award.

Name and Principal Position	Year	Base Salary($)(6)	Bonus($)	Stock Awards($)(1)	Option Awards($)(2)	Non-Equity Incentive Plan Compensation($)(3)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings($)(4)	All Other Compensation($)(5)	Total($)
Allan L. Bridgford Vice President	2016 2015	117,717 125,908	191,896 144,071	—	—	—	—	8,000 8,000	317,613 277,979
Hugh Wm. Bridgford Vice President	2016 2015	111,730 151,090	230,275 172,885	—	—	—	—	18,600 18,600	360,605 342,575
William L. Bridgford Chairman of the Board	2016 2015	259,376 251,816	383,791 288,142	—	—	—	318,203 165,930	18,600 18,600	979,970 724,488
John V. Simmons President	2016 2015	259,376 251,816	383,791 288,142	—	—	—	90,719 58,878	42,976 42,976	776,863 641,812
Raymond F. Lancy Chief Financial Officer	2016 2015	259,376 251,816	383,791 288,142	—	—	—	358,120 72,813	18,600 18,600	1,019,887 631,371

(1)	The Company did not grant any stock awards to any of the NEOs during fiscal years 2015 or 2016.
(2)	The Company did not grant any option awards to any of the NEOs during fiscal years 2015 or 2016.
(3)	The Company did not utilize any non-equity incentive plans in order to pay compensation to its NEOs in fiscal year 2016. While it is the Company’s policy to provide each of the NEOs with an opportunity to earn cash bonuses that are correlated with the Company’s financial performance, the payment of the bonuses are ultimately subject to the discretion of the Compensation Committee. See “Compensation Discussion and Analysis – Total Compensation for Executive Officers – Discretionary Cash Bonuses.”
(4)	This column includes the aggregate positive change in actuarial present value of each NEO’s accumulated benefit under all defined benefit and supplemental pension plans. In accordance with SEC rules, to the extent the aggregate change in present value of all defined benefit and supplemental pension plans for a particular fiscal year would have been a negative amount, the amount has instead been reported as $0 and the aggregate compensation for the NEO in the “Total” column has not been adjusted to reflect the negative amount. In addition, to the extent that the change in present value of any particular defined benefit or supplemental pension plan for a particular year was a negative amount, the negative amount has not been used to offset the positive change in present value associated with the other applicable defined benefit or supplemental pension plans. The aggregate negative change in the present value of the non-qualified deferred compensation plan and pension and retirement benefits for certain NEOs in certain fiscal years was as follows: (i) fiscal year 2016 Allan L. Bridgford,, ($80,791) and Hugh Wm. Bridgford ($66,743) and (ii) fiscal year 2015 Allan L. Bridgford, ($67,676) and Hugh Wm. Bridgford ($83,473).
(5)	Consists of matching contributions to the Bridgford Foods Retirement Savings 401(k) plan made by the Company on behalf of each of the NEOs, except Allan L. Bridgford, and an $8,000 payment to offset the negative impacts arising from the cancellation of supplemental executive health benefits. In addition, the amount for Mr. Simmons includes premiums in the amount of $24,376 for life and disability insurance policies issued for the benefit of Mr. Simmons and his designees.
(6)	Years 2015 and 2016 were 52 weeks.

Narrative to Summary Compensation Table

See “Compensation Discussion and Analysis” for further discussion of compensation arrangements pursuant to which amounts listed under the Summary Compensation Table were paid or awarded and the criteria for such payment or award.

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Grants of Plan-Based Awards

There were no stock options, restricted stock, restricted stock units or equity or non-equity-based performance awards granted to the Company’s NEOs during fiscal years 2016 or 2015.

Outstanding Equity Awards at Fiscal Year-End

There were no outstanding options or stock awards held by any NEOs as of October 28, 2016.

Option Exercises and Stock Vested

There were no shares acquired upon the exercise of stock options or vesting of stock awards by any NEOs during fiscal years 2016 or 2015.

Pension Benefits

The tables below provide information concerning retirement plan benefits for each NEOs and payments due upon certain termination scenarios.

Retirement Plan for Administrative and Sales Employees of Bridgford Foods Corporation

Normal Retirement: Benefits commence upon reaching the “Normal Retirement Date”, which is the first day of the month on or after attainment of age 65. Pension benefit payments begin on the normal retirement date and continue until death.

Early Retirement: A participant may choose to retire up to ten years before the normal retirement date. If a participant retires early, the accrued pension will be reduced by a percentage to reflect the longer period over which pension benefits will be received. If a participant is married for at least one year and dies before retirement, a pension benefit will be payable to the surviving spouse for his or her life, provided certain eligibility requirements have been met.

Death Benefits: Payments to a surviving spouse will begin on the first day of the month following a participant’s death but not sooner than the earliest date a participant could have elected to retire.

Disability Benefits: A disability benefit is the accrued pension credited to a participant as of the date of disability.

The years of credited service, present value of accumulated plan benefits and payments made during the fiscal year were as follows:

For the Fiscal Year ended October 28, 2016:

Name	Number of Years Credited Service	Present Value of Accumulated Benefit (1)	Payments During Fiscal Year
Allan L. Bridgford	49	$989,659	$78,212
Hugh Wm. Bridgford	48	$902,936	$56,293
William L. Bridgford	43	$795,697	$—
John V. Simmons	37	$644,750	$—
Raymond F. Lancy	24	$575,490	$—

(1)	The assumed discount rate used was 3.40% to compute the present value of the accumulated benefit. The SOA RP-2014 Mortality (Total Dataset) with MP-2015 scaling was used and an expected return on assets of 7.00% was assumed.

For the Fiscal Year ended October 30, 2015:

Name	Number of Years Credited Service	Present Value of Accumulated Benefit (1)	Payments During Fiscal Year
Allan L. Bridgford	57	$987,462	$78,398
Hugh Wm. Bridgford	59	$880,398	$56,427
William L. Bridgford	42	$688,442	$—
John V. Simmons	36	$554,031	$—
Raymond F. Lancy	23	$501,023	$—

(1)	The assumed discount rate used was 4.15% to compute the present value of the accumulated benefit. The IRS 2014 Combined Static Mortality table was used and an expected return on assets of 8.00% was assumed.

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Supplemental Executive Retirement Plan (SERP)

Payment of Retirement Benefit: All retirement, disability and death benefits shall be paid in monthly installments beginning on the commencement date following the participant’s retirement, disability or death and shall continue for a period of fifteen years.

Normal Retirement: Benefits commence upon reaching the “Normal Retirement Date”, which means the date on which the participant has both attained age 65 and completed at least ten years of participation. SERP benefit payments begin at the normal retirement date.

Early Retirement: A participant may choose to retire up to ten years before the normal retirement date if the participant has completed at least five years of participation. If a participant retires early, the SERP benefit will be determined based on the vested percentage attained as the time of retirement.

Death Benefits: If a participant dies prior to having commenced receipt of benefits and is eligible for benefits hereunder, the participant’s beneficiary shall be entitled to receive an annual death benefit equal to the Normal Retirement Benefit determined as if the participant attained Normal Retirement Age on the date of his death, or, if after the Participant’s Normal Retirement Date, equal to the Late Retirement Benefit. If a participant dies after having commenced receipt of benefits, benefits shall continue to be paid but to the Participant’s Beneficiary at the same time and in the same form as the benefits would have been payable to the participant. No benefit will be payable to a participant’s beneficiary if the participant terminates employment with the Company before he is eligible for a retirement benefit and thereafter dies.

Disability Benefits: A disability benefit is the vested percentage of SERP benefit credited to a participant as of the date of disability.

The present value of accumulated plan benefits and payments made during the fiscal year were as follows:

For the Fiscal Year ended October 28, 2016:

Name	Present Value of Accumulated Benefit (1)	Payments During Last Fiscal Year
Allan L. Bridgford	$—	$34,352
Hugh Wm. Bridgford	$—	$40,720
William L. Bridgford	$2,364,021	$—
John V. Simmons	$—	$—
Raymond F. Lancy	$2,364,021	$—

(1)	A 3.40% discount rate was used to compute the present values.

For the Fiscal Year ended October 30, 2015:

Name	Present Value of Accumulated Benefit (1)	Payments During Last Fiscal Year
Allan L. Bridgford	$33,948	$51,528
Hugh Wm. Bridgford	$40,241	$61,080
William L. Bridgford	$2,153,073	$—
John V. Simmons	$—	$—
Raymond F. Lancy	$2,080,368	$—

(1)	A 4.15% discount rate was used to compute the present values.

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The following table estimates the present value of SERP benefits under different employment termination scenarios as of October 28, 2016:

Name	Present Value of Benefit Upon Voluntary Termination of Employment (1)	Present Value of Benefit if Disabled (1)	Present Value of Benefit Upon Death (1)	Present Value of Benefit Upon Involuntary Termination of Employment due to Sale/Merger/ Acquisition (1)
Allan L. Bridgford	$—	$—	$—	$—
Hugh Wm. Bridgford	$—	$—	$—	$—
William L. Bridgford (2)	$2,364,021	$2,364,021	$2,364,021	$2,364,021
John V. Simmons	$—	$—	$—	$—
Raymond F. Lancy (2)	$2,364,021	$2,364,021	$2,364,021	$2,364,021

(1)	In each scenario above, the benefit amount shown is calculated at October 28, 2016. A 3.40% discount rate was used to compute the present values. In the case of a voluntary termination, the participant shall be entitled to the vested portion of any such early retirement benefit but shall not commence receipt of such early retirement benefit until the commencement date following the date the participant would have attained the early retirement date had the participant remained employed by the Company. Upon a finding that the participant (or, after the participant’s death, a beneficiary) has suffered an unforeseeable emergency, the Committee may at the request of the participant or beneficiary, and subject to compliance with Internal Revenue Code Section 409A, accelerate distribution of benefits under the SERP in the amount reasonably necessary to alleviate such unforeseeable emergency.
(2)	Death benefits for William L. Bridgford and Raymond F. Lancy are paid in the form of a monthly annuity. The actual payment amount for William L. Bridgford and Raymond F. Lancy would be determined using a discount rate similar to the rate required for qualified plans. The rate assumed for these estimates is 3.40%.

The following table estimates future SERP payments under different termination scenarios as of October 28, 2016:

Name	Payment Upon Voluntary Termination of Employment	Payment if Disabled (1)	Death Benefit from Plan (2)	Involuntary Termination of Employment Due to Sale/Merger/ Acquisition
Allan L. Bridgford	—	—	—	—
Hugh Wm. Bridgford	—	—	—	—
William L. Bridgford	$16,666.67 per month for 180 months beginning on 10/28/16	$16,666.67 per month for 180 months commencing after disability	$16,666.67 per month for 180 months beginning just after death	Lump Sum payment due at termination of $2,364,021
John V. Simmons	—	—	—	—
Raymond F. Lancy	$16,666.67 per month for 180 months beginning on 10/28/16	$16,666.67 per month for 180 months commencing after disability	$16,666.67 per month for 180 months beginning just after death	Lump Sum payment due at termination of $2,364,021

(1)

Disability amount is decreased by any Company paid disability insurance policies, Social Security disability benefits, or other Federal or State disability programs. In the case of a voluntary termination, the participant shall be entitled to the vested portion of any such early retirement benefit but shall not commence receipt of such early retirement benefit until the commencement date following the date the participant would have attained the early retirement date had the participant remained employed by the Company. Upon a finding that the participant (or, after the participant’s death, a beneficiary) has suffered an unforeseeable emergency, the Committee may at the request of the participant or beneficiary, and subject to compliance with Internal Revenue Code Section 409A, accelerate distribution of benefits under the SERP in the amount reasonably necessary to alleviate such unforeseeable emergency.

(2)	Assumes death on October 28, 2016. The discount rate used to calculate the lump sum amount is 3.40%.

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See “Compensation Discussion and Analysis – Total Compensation for Executive Officers — Pension and Retirement Benefits” for further discussion of the pension benefits contained in the tables above.

Non-Qualified Deferred Compensation

The table below provides information concerning deferred compensation plan benefits for each NEO during the fiscal year ended

October 28, 2016.

Name	Executive Contributions in Fiscal Year	Company Contributions in Fiscal Year	Aggregate Earnings in Fiscal Year	Aggregate Withdrawals/ Distributions	Aggregate Balance at Fiscal Year End
Allan L. Bridgford	$—	$—	$—	$49,261	$—
Hugh Wm. Bridgford	$—	$—	$—	$49,261	$—
William L. Bridgford	$—	$—	$—	$—	$—
John V. Simmons	$—	$—	$—	$—	$—
Raymond F. Lancy	$—	$—	$—	$—	$—

The table below provides information concerning deferred compensation plan benefits for each NEO during the fiscal year ended

October 30, 2015.

Name	Executive Contributions in Fiscal Year	Company Contributions in Fiscal Year	Aggregate Earnings in Fiscal Year	Aggregate Withdrawals/ Distributions	Aggregate Balance at Fiscal Year End
Allan L. Bridgford	$—	$—	$—	$73,809	$49,040
Hugh Wm. Bridgford	$—	$—	$—	$73,809	$49,040
William L. Bridgford	$—	$—	$—	$—	$—
John V. Simmons	$—	$—	$—	$—	$—
Raymond F. Lancy	$—	$—	$—	$—	$—

The following table estimates the present value of non-qualified deferred compensation benefits under different employment termination scenarios as of October 28, 2016:

Name	Present Value of Benefit at Termination of Employment	Present Value of Benefit if Disabled	Present Value of Benefit Upon Death	Present Value of Benefit Upon Involuntary Termination of Employment Due to Sale/Merger/ Acquisition
Allan L. Bridgford	$—	$—	$—	$—
Hugh Wm. Bridgford	$—	$—	$—	$—
William L. Bridgford	$—	$—	$—	$—
John V. Simmons	$—	$—	$—	$—
Raymond F. Lancy	$—	$—	$—	$—

Effective January 1, 2016, Allan L. Bridgford and Hugh Wm. Bridgford each received a monthly deferred compensation payment of $6,073 for seven (7) months and $6,530 for one (1) month, as compared to $6,147 prior to such date.

The deferred compensation amounts are calculated using a crediting rate equal to Moody’s Average Seasoned Bond Rate, plus 2%. This rate is subject to fluctuation. Upon death, the deferred compensation benefits are paid in a lump sum equal to the individual’s remaining account balance.

See “Compensation Discussion and Analysis – Total Compensation for Executive Officers – Non-Qualified Deferred Compensation” for further discussion of the non-qualified deferred compensation benefits contained in the tables above.

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Director Compensation

The table below summarizes the total compensation paid by the Company to directors who were not employees during fiscal year 2016. Directors who were employees did not receive any additional compensation for their services as directors.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Non-Qualified Deferred Compensation Earnings	All Other Compensation(1)	Total
Todd C. Andrews	$19,600	$—	$—	$—	$—	$—	$19,600
Allan L. Bridgford, Jr.	$19,900	$—	$—	$—	$—	$686,481(1)	$19,900
Keith A. Ross	$11,250	$—	$—	$—	$—	$257,280(2)	$11,250
D. Gregory Scott	$18,250	$—	$—	$—	$—	$—	$18,250
Paul R. Zippwald	$10,350	$—	$—	$—	$—	$—	$10,350

(1)	Consists of (i) $139,000 paid and (ii) $547,281 to be paid over 3 years in equal annual installments to Allan L. Bridgford, Jr. for consulting services rendered to the Company. See “CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS” for further details.

(2)	Consists of $257,280 paid to Keith A. Ross for consulting services rendered to the Company. See “CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS” for further details.

The Company uses cash compensation to attract and retain qualified candidates to serve on its Board of Directors. In setting director compensation, the Company considers the demands that have been placed and will continue to be placed on the directors and the skill-level required by its directors. In addition, as with the Company’s executive officers, compensation decisions for directors are made in the context of the Company’s focus on controlling costs and increasing profitability.

The directors are not paid an annual retainer for their service on the Board. Instead, each non-employee director was paid $1,900 for each of the first two Board meetings attended during fiscal year 2016 and $2,000 for each subsequent Board meeting attended in fiscal year 2016. Members of the Audit Committee were paid $350 to $550 for each Audit Committee meeting attended depending on the length of the meeting. The members of the Compensation Committee were not paid any additional compensation for their service. In addition, the directors were not paid any additional compensation for their service on the Nominating Committee.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company’s general legal counsel is the son of Allan L. Bridgford. For his legal counsel, he currently is paid a fee of $1,900 to $2,000 for each Board of Directors meeting attended. Total fees paid under this arrangement were $19,800 in fiscal year 2016 and $20,200 in fiscal year 2015. In addition, legal services are performed on behalf of the Company and billed by a firm in which he is a partner. Total fees billed under this arrangement for each of fiscal years 2016 and 2015 were approximately $163,000 and $108,000, respectively.

Director Allan L. Bridgford, Jr., son of the former senior chairman of the Board of Directors, is providing business consulting services to the Company. The arrangement currently provides for business consulting services at $1,200 per day. Total fees billed under this arrangement were approximately $139,000 in fiscal year 2016 and $136,000 in fiscal year 2015. In addition, under a separate consulting arrangement for 2016, we accrued approximately $547,000 of profit sharing based on fiscal year 2016 profitability to be paid out in equal installments over the next three years.

Director Keith A. Ross provides real-estate consulting services to the Company. The arrangement currently provides for consulting services at $250 per hour. Total fees paid as a consultant were $257,000 during fiscal year 2016.

Other than the relationships noted above, the Company is not aware of any related party transactions that would require disclosure as a related party transaction under SEC rules.

The Company’s executive officers, directors, nominees for directors and principal shareholders, including their immediate family members and affiliates, are prohibited from entering into related party transactions with the Company that would be reportable under Item 404 of Regulation S-K without the prior approval of its Audit Committee (or other independent committee of the Board of Directors in cases where it is inappropriate for the Audit Committee to review such transaction due to a conflict of interest). Any request for the Company to enter into a transaction with an executive officer, director, or nominee for director, principal shareholder or any of such persons’ immediate family members or affiliates that would be reportable under Item 404 of Regulation S-K must first be presented to the Audit Committee for review, consideration and approval. In approving or rejecting the proposed agreement, the Audit Committee will consider the relevant facts and circumstances available and deemed relevant, including but not limited to, the risks, costs, and benefits to the Company, the terms of the transactions, the availability of other sources for comparable services or products, and, if applicable, the impact on director independence. The Audit Committee shall only approve those agreements that, in light of known circumstances, are in or are not inconsistent with, the Company’s best interests, as determined in good faith by the Audit Committee (or other independent committee, as applicable). The requirement for the Audit Committee to review related-party transactions (defined as those transactions required to be disclosed under Item 404 of Regulation S-K) is set forth in the Amended and Restated Audit Committee Charter, which was approved on November 8, 2010 and is attached as Exhibit C to this Proxy Statement.

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PROPOSAL 3

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has, subject to ratification by the shareholders, appointed Squar Milner LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 3, 2017.

The affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter is required to ratify the appointment of Squar, Milner, Peterson, Miranda and Williamson, LLP. Abstentions will have the same effect as votes “AGAINST” this proposal. Brokers have discretion to vote uninstructed shares with respect to this proposal. Accordingly, broker non-votes will not occur with respect to this proposal.

Proxies received in response to this solicitation will be voted “FOR” the approval of Squar Milner LLP unless otherwise specified in the proxy. In the event of a negative vote on such ratification, the Audit Committee of the Board of Directors will reconsider its selection. Representatives of Squar Milner LLP will be present at the meeting and available to respond to questions. They will have the opportunity to make a statement if they so desire.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF SQUAR MILNER LLP AS THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING NOVEMBER 3, 2017.

Principal Accountant Fees and Services

Audit Fees

Fees charged by Squar Milner LLP for the audit of the Company’s annual financial statements and the review of the financial statements included in the Company’s quarterly reports on Form 10-Q for fiscal year 2016 were approximately $149,000. Fees charged by Squar Milner LLP for the audit of the Company’s annual financial statements and the review of the financial statements included in the Company’s quarterly reports on Form 10-Q for fiscal year 2015 were approximately $143,000.

Audit-Related Fees

Audit-related fees typically consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” These services may include consultations related to the Sarbanes-Oxley Act and consultations concerning financial accounting and reporting standards. There were no audit-related fees billed by Squar Milner LLP for fiscal year 2016 or fiscal year 2015.

Tax Fees

Tax fees are comprised of services that include assistance related to state tax compliance services and consultations regarding federal and state research and development tax credits. There were no tax fees billed by Squar Milner LLP for fiscal year 2016 or fiscal year 2015.

All Other Fees

All other fees are comprised of fees for initial planning for certification of internal controls over financial reporting. No such fees were billed by Squar Milner LLP for fiscal year 2016 or fiscal year 2015.

Policy on Audit Committee Pre-Approval of Audit Services and Permissible Non-Audit Services of Independent Accountants

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services performed by the independent registered public accountants. These services may include audit services, audit-related services, tax services and other services. During fiscal years 2016 and 2015, the Audit Committee approved all such services rendered by its independent registered public accountants. For audit services, the independent registered public accountants provide the Audit Committee with an audit plan including proposed fees in advance of the annual audit. The Audit Committee approves the plan and fees for the audit.

For non-audit services, the Company’s senior management will submit from time to time to the Audit Committee for approval non-audit services that it recommends the Audit Committee engage the independent registered public accountants to provide during the fiscal year. The Company’s senior management and the independent registered public accountants will each confirm to the Audit Committee that each non-audit service is permissible under all applicable legal requirements. A budget, estimating non-audit service spending for the fiscal year, will be provided to the Audit Committee along with the request. The Audit Committee must approve both permissible non-audit services and the budget for such services.

PROPOSAL 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company is asking its shareholders to indicate their support for its NEO compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to express their views on the compensation paid to the Company’s NEOs. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s NEOs and the philosophy, policies and practices described in this Proxy Statement. Accordingly, the Company is asking its shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the NEOs, as disclosed in the Company’s Proxy Statement for the 2017 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC.”

Adoption of the resolution will require the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter. Proxies received in response to this solicitation will be voted “FOR” approval of the compensation of the Company’s NEOs unless otherwise specified in the proxy. Abstentions will have the same effect as votes “AGAINST” the proposal. Brokers do not have discretion to vote uninstructed shares with respect to this proposal. Accordingly, if brokers do not receive voting instructions from beneficial owners of the shares, they will not be able to vote the shares and broker non-votes may occur with respect to this proposal. However, broker non-votes will not affect the outcome of the voting on the proposal because it requires the majority of the shares present or represented by proxy at the Annual Meeting (as opposed to a majority of the shares outstanding).

The “say-on-pay” vote is advisory, and therefore is not binding on the Company, the Compensation Committee or the Board of Directors. However, the Board and the Compensation Committee value the opinions of the shareholders and, to the extent there is any significant vote “AGAINST” the NEOs as disclosed in this Proxy Statement, will consider the shareholders’ concerns and the Board and Compensation Committee will evaluate whether any actions are necessary to address those concerns. Unless the Board modifies its policy on the frequency of future “say-on-pay” advisory votes, the next “say-on-pay” advisory vote will be held at the 2020 Annual Meeting of Shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.

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PROPOSAL 5

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

In addition to seeking out shareholders’ advisory (non-binding) vote on the compensation of our NEOs (Proposal 4), we are asking our shareholders to express a preferences as to how frequently future advisory votes on executive compensation should take place. By voting on this proposal, shareholders may indicate whether they would prefer an advisory vote on the compensation paid to our NEOs once every one year, two years, or three years.

After careful consideration of this proposal, the Board of Directors has determined that an advisory vote on executive compensation that occurs every three years is the most appropriate alternative. Shareholders who have concerns about executive compensation during the interval between “say on pay” votes are welcome to bring their specific concerns to the attention of the Board. Please see the disclosure under the heading “Communications with the Board.”

The alternative that receives the greatest number of votes (holding the vote every one, two or three years) will be the frequency that shareholders choose. Abstentions will not be taken into account in determining the outcome of the vote. Brokers do not have discretion to vote uninstructed shares with respect to this proposal. Accordingly, if brokers do not receive voting instructions from beneficial owners of the shares, they will not be able to vote the shares and broker non-votes may occur with respect to this proposal. However, broker non-votes will not affect the outcome of the vote.

Although the vote on the frequency of the “say on pay” vote is nonbinding, the Board and the Compensation Committee will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE OPTION OF ONCE EVERY “THREE YEARS” AS THE FREQUENCY WITH WHICH SHAREHOLDERS ARE PROVIDED AN ADVISORY VOTE ON EXECUTIVE COMPENSATION, AS DISCLOSED PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.

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EXHIBIT A

AMENDED AND RESTATED BYLAWS

ARTICLE I.

OFFICES

Section 1. Principal Offices. The board of directors shall fix the location of the principal executive office of the corporation at any place within or outside the State of California.

Section 2. Other Offices. Other business offices may at any time be established by the board of directors at any place or places where the corporation is qualified to do business.

ARTICLE II.

MEETINGS OF SHAREHOLDERS

Section 1. Place of Meetings.

(a) Meetings (whether regular, special or adjourned) of the shareholders of the corporation shall be held at any place, within or outside the State of California, designated by the board of directors. The board of directors may, in its sole discretion, determine that a meeting of shareholders shall not be held at any place, or solely at any place, but may be held by means of remote communication as authorized by the California Corporations Code. In the absence of any such designation, shareholders’ meetings shall be held at the principal executive office of the corporation.

(b) A meeting of the shareholders may be conducted in whole or in part, by electronic transmission by and to the corporation or by electronic video screen communication if: (i) the corporation implements reasonable measures to provide shareholders (in person or by proxy) a reasonable opportunity to participate in the meeting and to vote on matters submitted to the shareholders, and (ii) the corporation maintains a record of the vote or action and any shareholder votes or other shareholder action is taken at the meeting by means of electronic transmission to the corporation or electronic video screen communication.

Section 2. Annual Meeting. The annual meeting of the shareholders shall be held each year at a time and on such date as may be determined by the board of directors. At the annual meeting, directors shall be elected and any other business may be transacted that is properly brought before the meeting.

Section 3. Special Meeting. A special meeting of the shareholders may be called at any time by the board of directors acting pursuant to a resolution adopted by a majority of the authorized directors, the chairman of the board, the president, or by one or more holders of shares entitled to cast not less than ten percent (10%) of the votes at the meeting. Except as next provided, notice shall be given as for the annual meeting.

Upon receipt of a written request addressed to the chairman or president, mailed or delivered personally to such officer by any person (other than the board of directors) entitled to call a special meeting of shareholders (such request, if sent by a shareholder or shareholders, to include the information required by Article II, Section 15 of these bylaws), such officer shall cause notice to be given, to the shareholders entitled to vote, that a meeting will be held at a time requested by the person or persons calling the meeting, not less than thirty five (35) nor more than sixty (60) days after the receipt of such request.

Section 4. Notice of Shareholders’ Meetings. All notices of meetings of shareholders shall be sent or otherwise given in accordance with Section 5 of this Article II not less than ten (10) (or, if sent by third-class mail, thirty (30)) nor more than sixty (60) days before the date of the meeting. In addition to such other information as is required by the California Corporations Code, the notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting, the general nature of the business to be transacted, or (ii) in the case of the annual meeting, those matters which the board of directors, at the time of giving the notice, intends to present for action by the shareholders. The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees whom, at the time of the notice, management intends to present for election. If the meeting is to be held in whole or in part by electronic transmission, the notice shall state the means of electronic transmission by and to the corporation or electronic video screen communication, if any, by which shareholders may participate in the meeting.

Section 5. Manner of Giving Notice; Affidavit of Notice. Notice of any meeting of shareholders shall be given either personally or by first-class mail (unless the corporation has outstanding shares held of record by 500 or more persons, determined as provided by the California Corporations Code, on the record date for the shareholders’ meeting, in which case notice may be sent by third-class mail) or telegraphic, electronic, or other written communication, charges prepaid, addressed to the shareholder at the address of that shareholder appearing on the books of the corporation or given by the shareholder to the corporation for the purpose of notice. If no such address appears on the corporation’s books or is given, notice shall be deemed to have been given if sent to that shareholder by first-class mail (or third-class mail, as provided above) or telegraphic or other written communication to the corporation’s principal executive office, or if published at least once in a newspaper of general circulation in the county where that office is located. Notice shall be deemed to have been given at the time when delivered personally, deposited in the mail, or sent by telegram, electronic transmission or other means of written communication.

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If any notice addressed to a shareholder at the address of that shareholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the shareholder at that address, all future notices or reports shall be deemed to have been duly given without further mailing if these shall be available to the shareholder on written demand of the shareholder at the principal executive office of the corporation for a period of one year from the date of giving of the notice.

An affidavit of the mailing or other means of giving any notice of any shareholders’ meeting shall be executed by the secretary, assistant secretary or any transfer agent of the corporation giving the notice, and shall be filed and maintained in the minute book of the corporation.

Section 6. Quorum. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any meeting of shareholders shall constitute a quorum for the transaction of business. Subject to the requirement of a larger percentage vote contained in the articles of incorporation, these bylaws or by statute, the shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

Section 7. Adjourned Meeting; Notice. Any shareholders’ meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at that meeting, either in person or by proxy, or by the presiding officer of the meeting, but in the absence of a quorum, no other business may be transacted at that meeting, except as provided in Section 6 of this Article II.

When any meeting of shareholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place (or the means of electronic transmission by and to the corporation or electronic video screen communication, if any, by which the shareholders may participate) are announced at the meeting at which the adjournment is taken, unless a new record date for the adjourned meeting is fixed, or unless the adjournment is for more than forty-five (45) days from the date set for the original meeting, in which case the board of directors shall set a new record date. At any adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

Section 8. Voting. The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section 11 of this Article II. The shareholders’ vote may be by voice vote or by ballot; provided, however, that any election of directors must be by ballot if demanded by any shareholder before the voting has begun. On any matter other than elections of directors, any shareholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but, if the shareholder fails to specify the number of shares which the shareholder is voting affirmatively, it will be conclusively presumed that the shareholder’s approving vote is with respect to all shares that the shareholder is entitled to vote. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on any matter (other than the election of directors) shall be the act of the shareholders, unless the vote of a greater number of voting by classes is required by California Corporations Code or by the articles of incorporation.

At a shareholders’ meeting at which directors are to be elected, no shareholder shall be entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of the shareholders’ shares) unless the candidates’ names have been placed in nomination prior to commencement of the voting and a shareholder has given notice prior to commencement of the voting of the shareholder’s intention to cumulate votes. If any shareholder has given such a notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which that shareholder’s shares are entitled, or distribute the shareholder’s votes on the same principle among any or all of the candidates, as the shareholder thinks fit. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

Section 9. Waiver of Notice or Consent by Absent Shareholders. The transactions at any meeting of shareholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote, who was not present in person or by proxy, signs a written waiver of notice, a consent to holding of the meeting or an approval of the minutes. The waiver of notice or consent need not specify either the business to be transacted or the purpose of any annual or special meeting of shareholders. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Attendance by a person at a meeting shall also constitute a waiver of notice of that meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice of the meeting if that objection is expressly made at the meeting.

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Section 10. Shareholder Action by Written Consent Without a Meeting. Any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted. In the case of approval pursuant to any provision of the California Corporations Code specified in Section 603(b)(1), the notice shall be given at least ten (10) days before the consummation of any action authorized by that approval, unless the consents of all shareholders entitled to vote have been solicited in writing. Any shareholder giving a written consent, or the shareholder’s proxy holders, or a transferee of the shares or a personal representative of shareholder or their respective proxy holders, may revoke the consent by a writing received by the secretary of the corporation before written consents of the number of shares required to authorize the proposed action have been filed with the secretary. Such revocation is effective upon its receipt by the secretary. In the case of election of directors, such a consent shall be effective only if signed by the holders of all outstanding shares entitled to vote for the election of directors; provided, however, that a director may be elected at any time to fill a vacancy on the board of directors that has not been filled by the directors, by the written consent of the holders of a majority of the outstanding shares entitled to vote for the election of directors. All such consents shall be filed with the secretary of the corporation and shall be maintained in the corporate records.

If the consents of all shareholders entitled to vote have not been solicited in writing, and if the unanimous written consent of all such shareholders shall not have been received, the secretary shall give prompt notice of the corporate action approved by the shareholders without a meeting. This notice shall be given in the manner specified in Section 5 of this Article II and applicable law.

Section 11. Record Date for Shareholder Notice, Voting and Giving Consents. For purposes of determining the shareholders entitled to notice of any meeting or entitled to vote or to give consent to corporate action without a meeting, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting nor more than sixty (60) days before any such action without a meeting, and in this event only shareholders of record on the date so fixed are entitled to notice and to vote or to give consents, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the California Corporations Code.

If the board of directors does not so fix a record date:

(a) The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

(b) The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, (i) when no prior action by the board has been taken, shall be the day on which the first written consent is given, or (ii) when prior action of the board has been taken, shall be at the close of business on the day on which the board adopts the resolution relating to that action, or the sixtieth (60th) day before the date of such other action, whichever is later.

Section 12. Proxies.

(a) Every person entitled to vote or execute consents shall have the right to do so either in person or by one or more agents authorized by a written proxy executed by such person or such person’s duly authorized agent and filed with the secretary. No proxy shall be valid (i) after revocation thereof, unless the proxy is specifically made irrevocable and otherwise conforms to applicable law, or (ii) after the expiration of eleven (11) months from the date thereof, unless the person executing it specifies therein the length of time for which such proxy is to continue in force. Revocation may be effected by a writing delivered to the secretary stating that the proxy is revoked or by a subsequent proxy executed by, or by attendance at the meeting and voting in person by, the person executing the proxy. A proxy is not revoked by the death or incapacity of the maker unless, before the vote is counted, a written notice of such death or incapacity is received by the corporation.

(b) Every form of proxy or written consent, which provides an opportunity to specify approval or disapproval with respect to any proposal, shall also contain an appropriate space marked “abstain,” whereby a shareholder may indicate a desire to abstain from voting his or her shares on the proposal. A proxy marked “abstain” by the shareholder with respect to a particular proposal shall not be voted either for or against such proposal. In any election of directors, any form of proxy in which the directors to be voted upon are named therein as candidates and which is marked by a shareholder “withhold” or otherwise marked in a manner indicating that the authority to vote for the election of directors is withheld shall not be voted either for or against the election of a director.

Section 13. Inspectors of Election. Before any meeting of shareholders, the board of directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the chairman of the meeting may, and on the request of any shareholder or a shareholder’s proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more shareholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as an inspector fails to appear or fails or refuses to act, the chairman of the meeting may, and upon the request of any shareholder or a shareholder’s proxy shall, appoint a person to fill that vacancy.

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These inspectors shall:

(a) Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies;

(b) Receive votes, ballots or consents;

(c) Hear and determine all challenges and questions in any way arising in connection with the right to vote;

(d) Count and tabulate all votes or consents;

(e) Determine when the polls shall close;

(f) Determine the result; and

(g) Do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.

Section 14. Order of Business. The chairman of the board of directors, or such other officer of the corporation designated by a majority of the board of directors, will call meetings of the shareholders to order and will act as presiding officer thereof. Unless otherwise determined by the board of directors prior to the meeting, the presiding officer of the meeting of the shareholders will also determine the order of business and have the authority in his or her sole discretion to regulate the conduct of any such meeting, including without limitation by (i) imposing restrictions on the persons (other than shareholders of the corporation or their duly appointed proxies) who may attend any such shareholders’ meeting, (ii) ascertaining whether any shareholder or his proxy may be excluded from any meeting of the shareholders based upon any determination by the presiding officer, in his sole discretion, that any such person has unduly disrupted or is likely to disrupt the proceedings thereat, and (iii) determining the circumstances in which any person may make a statement or ask questions at any meeting of the shareholders.

At an annual meeting of the shareholders, only such business will be conducted or considered as is properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (ii) otherwise properly brought before the meeting by the presiding officer or by or at the direction of a majority of the board of directors, or (iii) otherwise properly requested to be brought before the meeting by a shareholder of the corporation in accordance with the immediately succeeding sentence. For business to be properly requested by a shareholder to be brought before an annual meeting, the shareholder must (i) be a shareholder of record at the time of the giving of the notice of such annual meeting by or at the direction of the board of directors, (ii) be entitled to vote at such meeting, and (iii) have given timely written notice thereof to the secretary in accordance with Article II, Section 15 of these bylaws.

Nominations of persons for election as directors of the corporation may be made at an annual meeting of shareholders only (i) by or at the direction of the board of directors or (ii) by any shareholder who is a shareholder of record at the time of the giving of the notice of such annual meeting by or at the direction of the board of directors, who is entitled to vote for the election of directors at such meeting and who has given timely written notice thereof to the secretary in accordance with Article II, Section 15 of these bylaws. Only persons who are nominated in accordance with this Article II, Section 14 will be eligible for election at a meeting of shareholders as directors of the corporation.

At a special meeting of shareholders, only such business may be conducted or considered as is properly brought before the meeting. To be properly brought before a special meeting, business must be (i) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the chairman of the board of directors, the president, a vice president or the secretary or (ii) otherwise properly brought before the meeting by the presiding officer or by or at the direction of a majority of the board of directors.

The determination of whether any business sought to be brought before any annual or special meeting of the shareholders is properly brought before such meeting in accordance with this Article II, Section 14, and whether any nomination of a person for election as a director of the corporation at any annual meeting of the shareholders was properly made in accordance with this Article II, Section 14, will be made by the presiding officer of such meeting. If the presiding officer determines that any business is not properly brought before such meeting, or any nomination was not properly made, he will so declare to the meeting and any such business will not be conducted or considered and any such nomination will be disregarded.

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Section 15. Advance Notice of Shareholder Proposals and Director Nominations. To be timely for purposes of Article II, Section 14 of these bylaws, a shareholder’s notice must be addressed to the secretary and delivered or mailed to and received at the principal executive offices of the corporation not less than sixty (60) nor more than ninety (90) calendar days prior to the anniversary date of the date (as specified in the corporation’s proxy materials for its immediately preceding annual meeting of shareholders) on which the corporation first mailed its proxy materials for its immediately preceding annual meeting of shareholders; provided, however, that in the event the annual meeting is called for a date that is not within thirty (30) calendar days of the anniversary date of the date on which the immediately preceding annual meeting of shareholders was called, to be timely, notice by the shareholder must be so received not later than the close of business on the tenth (10th) calendar day following the day on which public announcement of the date of the annual meeting is first made. In no event will the public announcement of an adjournment of an annual meeting of shareholders commence a new time period for the giving of a shareholder’s notice as provided above.

In the case of a request by a shareholder for business to be brought before any annual meeting of shareholders, a shareholder’s notice to the secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a description in reasonable detail of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation’s books, of the shareholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made, (iii) the class and number of shares of the corporation that are owned beneficially and of record by the shareholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made (which information shall be supplemented by such shareholder and beneficial owner, if any, not later than 10 calendar days after the record date for the annual meeting to disclose such ownership as of the record date), (iv) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of stock) has been made, the effect or intent of which is to mitigate the loss to or manage risk of stock price changes for, or to increase the voting power of, such shareholder or beneficial owner with respect to any share of stock of the corporation (which information shall be supplemented by such shareholder and beneficial owner, if any, not later than 10 days after the record date for the meeting to disclose such ownership as of the record date), and (v) any material interest of such shareholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made in such business.

In the case of a nomination by a shareholder of a person for election as a director of the corporation at any annual meeting of shareholders, a shareholder notice to the secretary must set forth (i) the shareholder’s intent to nominate one or more persons for election as a director of the corporation, the name of each such nominee proposed by the shareholder giving the notice, and the reason for making such nomination at the annual meeting, (ii) the name and address, as they appear on the corporation’s books, of the shareholder proposing such nomination and the beneficial owner, if any, on whose behalf the nomination is proposed, (iii) the class and number of shares of the corporation that are owned beneficially and of record by the shareholder proposing such nomination and by the beneficial owner, if any on whose behalf the nomination is proposed (which information shall be supplemented by such shareholder and beneficial owner, if any, not later than 10 days after the record date for the annual meeting to disclose such ownership as of the record date), (iv) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of stock) has been made, the effect or intent of which is to mitigate the loss to or manage risk of stock price changes for, or to increase the voting power of, such shareholder or beneficial owner with respect to any share of stock of the corporation (which information shall be supplemented by such shareholder and beneficial owner, if any, not later than 10 calendar days after the record date for the meeting to disclose such ownership as of the record date), (v) any material interest of such shareholder proposing such nomination and the beneficial owner, if any, on whose behalf the proposal is made, (vi) a description of all arrangements or understandings between or among any of (A) the shareholder giving the notice, (B) each nominee, and (C) any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder giving the notice, (vii) such other information regarding each nominee proposed by the shareholder giving the notice as would be required to be included in a proxy statement filed in accordance with the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the board, and (viii) the signed consent of each nominee proposed by the shareholder giving the notice to serve as a director of the corporation if so elected.

Any shareholder or shareholders seeking to call a special meeting pursuant to Article II, Section 3 of these bylaws shall provide information comparable to that required by the preceding paragraphs, to the extent applicable, in any request made pursuant to such Article and Section.

Notwithstanding the provisions of Sections 14 and 15 of this Article II, a shareholder must also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in Sections 14 and 15 of this Article II.

Nothing in Sections 14 and 15 of this Article 2 will be deemed to affect any rights of shareholders to request inclusion of proposals in the corporation’s proxy statement in accordance with the provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

For purposes of this Article II, Section 15, “public announcement” means disclosure in a press release reported by the Dow Jones News Service, Associated Press, or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended, or furnished to shareholders.

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ARTICLE III.

DIRECTORS

Section 1. Powers. Subject to the provisions of the California Corporations Code and any limitations in the articles of incorporation and these bylaws relating to action required to be approved by the shareholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

Section 2. Number and Qualification of Directors. The authorized number of directors of the corporation shall be not less than eight (8) nor more than ten (10). The exact number of directors shall be nine (9) until changed, within the limits specified above, by resolution duly adopted by the board of directors, or by a bylaw amending this Section 2 of this Article III, duly adopted by the board of directors or by the shareholders. The indefinite number of directors may be changed, or a definite number fixed without provision for an indefinite number, by a duly adopted amendment to the articles of incorporation or by an amendment to this bylaw duly adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote. No amendment may change the stated maximum number of authorized directors to a number greater than two (2) times the stated minimum number of directors minus one (1).

Section 3. Election and Term of Office of Directors. Directors shall be elected at each annual meeting by the shareholders to hold office until the next annual meeting. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

Section 4. Resignation; Vacancies. A vacancy or vacancies on the board of directors shall be deemed to exist in the event of the death, resignation, or removal of any director, or if the board of directors by resolution declares vacant the office of a director who has been declared of unsound mind by an order of court or convicted of a felony, or if the authorized number of directors is increased, or if the shareholders fail, at any meeting of shareholders at which any director or directors are elected, to elect the number of directors to be voted for at that meeting.

Any director may resign effective upon giving written notice to the chairman of the board, the president, the secretary or the board of directors, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

Except for a vacancy caused by the removal of a director as provided in Section 5 of this Article III, a vacancy may be filled by approval of the board, or if the number of directors then in office is less than a quorum by (i) the unanimous written consent of the directors then in office, (ii) the affirmative vote of a majority of the directors then in office at a meeting held pursuant to notice or waivers of notice complying with Section 307 of the California Corporations Code, or (iii) a sole remaining director. Vacancies created by the removal of a director shall be filled only by approval of the shareholders, or by the unanimous written consent of all shares entitled to vote.

The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors, but any such election by written consent, other than to fill a vacancy created by removal, shall require the consent of a majority of the outstanding shares entitled to vote. A director may not be elected by written consent to fill a vacancy created by removal except by unanimous consent of all shares entitled to vote for the election of directors.

Section 5. Removal. Any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

Section 6. Place of Meetings and Meetings by Telephone. Meetings (whether regular, special or adjourned) of the board of directors shall be held at the principal executive office of the corporation, or at any other place within or without the State of California which has been designated from time to time by resolution of the board of directors or which is designated in the notice of the meeting. Any meeting (whether regular, special or adjourned) may be held by conference telephone, electronic video screen communication or electronic communication by and to the corporation. Participation in a meeting through the use of conference telephone or electronic video screen communication pursuant to this Section 6 of this Article III constitutes presence in person at that meeting so long as all members participating in the meeting are able to hear one another. Participation in a meeting through electronic transmission by and to the corporation (other than conference telephone and electronic video screen communication), pursuant to this Section 6 of this Article III constitutes presence in person at that meeting if (a) each member participating in the meeting can communicate with all of the other members concurrently, and (b) each member is provided the means of participating in all matters before the board of directors, including the capacity to propose, or to interpose an objection to, a specific action to be taken by the corporation.

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Section 7. Regular Annual Meeting. Immediately following each annual meeting of shareholders, the board of directors shall hold a regular meeting for the purpose of organization, any desired election of officers and the transaction of other business. Notice of this meeting shall not be required.

Section 8. Other Regular Meetings. Other regular meetings of the board of directors shall be held without call at such time as shall from time to time be fixed by the board of directors. Such regular meetings may be held without notice.

Section 9. Special Meetings. Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the president or any two directors.

Notice of the time and place of special meetings shall be (i) delivered personally by courier or telephone to each director, (ii) sent by first-class mail, postage prepaid, (iii) sent by facsimile, or (iv) by electronic mail, directed to each director at that director’s address, telephone number, facsimile number or electronic mail address as it is shown on the records of the corporation. In the event that the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. In the event that the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered at least forty-eight (48) hours before the time of the holding of the meeting, or on such shorter notice as the person or persons calling such meeting may deem necessary and appropriate in the circumstances. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. Notice of any meeting need not be given to any director who shall, either before or after the meeting, submit a waiver of such notice or who shall attend such meeting except attendance for the express purpose of objecting at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened. The notice need not specify the purpose of the meeting, and unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

Section 10. Quorum. A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 12 of this Article III. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of the California Corporations Code, the articles of incorporation or other applicable law. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

Section 11. Waiver of Notice. The transaction of any meeting of the board of directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum is present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes. The waiver of notice or consent need not specify the purpose of the meeting. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Notice of a meeting shall also be deemed given to any director who attends the meeting without protesting, before or at its commencement, the lack of notice to that director.

Section 12. Adjournment. A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

Section 13. Notice of Adjournment. Notice of the time and place of holding an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty-four (24) hours, in which case notice of the time and place shall be given before the time of the adjourned meeting, in the manner specified in Section 9 of this Article III, to the directors who were not present at the time of the adjournment.

Section 14. Action Without Meeting. Any action required or permitted to be taken by the board of directors may be taken without a meeting, if all members of the board shall individually or collectively consent in writing to that action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent or consents shall be filed with the minutes of the proceedings of the board.

Section 15. Fees and Compensation of Directors. Directors and members of committees may receive such compensation, if any, for their services, and may be reimbursed for expenses, as fixed or determined by resolution of the board of directors. This Section 15 of this Article III shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise, and receiving compensation for those services.

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ARTICLE IV.

COMMITTEES

Section 1. Committees of Directors. The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of two (2) or more directors, to serve at the pleasure of the board of directors. The board of directors may designate one (1) or more directors as alternate members of any committee, who may replace an absent member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors. Any committee, to the extent provided in the resolution of the board, shall have all the authority of the board, except with respect to:

(a)        the approval of any action which, under the California Corporations Code, also requires shareholders’ approval or approval of the outstanding shares;

(b)        the filling of vacancies on the board of directors or any committee;

(c)        the fixing of compensation of the directors for serving on the board or any committee;

(d)        the amendment or repeal of these bylaws or the adoption of new bylaws;

(e)        the amendment or repeal of any resolution of the board of directors which by its express terms is not so amendable or repealable;

(f)        a distribution to the shareholders of the corporation, except at a rate or in a periodic amount or within a price range determined by the board of directors;

(g)        the appointment or designation of any other committees of the board of directors or the members of these committees.

Section 2. Meetings and Action of Committees. Meetings and action of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these bylaws, with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members, except that the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee; special meetings of committees may also be called by resolution of the board of directors; and notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

ARTICLE V.

OFFICERS

Section 1. Officers. The officers of the corporation shall be a chief executive officer, a president, a secretary and a chief financial officer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents, one or more assistant secretaries, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article V. Any number of offices may be held by the same person.

Section 2. Election of Officers. The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 6 of this Article V, shall be chosen by the board of directors, and each shall serve at the pleasure of the board, subject to the rights, if any, of an officer under any contract of employment.

Section 3. Subordinate Officers. The board of directors may appoint, and may empower the chief executive officer to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the bylaws or as the board of directors may from time to time determine.

Section 4. Inability to Act. In the case of absence or inability to act of any officer of the corporation and of any person herein authorized to act in his or her place, the board of directors may from time to time delegate the powers or duties of such officer to any other officer, or any director or other person whom it may select.

Section 5. Removal and Resignation of Officers. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the board of directors, at any regular or special meeting of the board, or, except in the case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

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Section 6. Vacancies in Offices. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to that office.

Section 7. Chairman of the Board. The chairman of the board, when such an officer is elected, shall, if present, preside at meetings of the board of directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the board of directors or prescribed by the bylaws. If there is no president or chief executive officer, the chairman of the board shall in addition be the chief executive officer of the corporation and shall have the powers and duties prescribed in Section 8 of this Article V.

Section 8. Chief Executive Officer and President. Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, when such an officer is elected, the chief executive officer shall be the general manager of the corporation and shall, subject to the control of the board of directors, have general supervision, direction and control of the business and the affairs of the corporation. He shall preside at all meetings of the shareholders and, in the absence of the chairman of the board, or if there be none, at all meetings of the board of directors. He shall have the general powers and duties of management usually vested in such an officer of a corporation, and shall have such other powers and duties as may be prescribed by the board of directors or the bylaws. The president shall, in the absence of the chief executive officer, have all the powers of, and be subject to all the restrictions placed upon the chief executive officer, and duties as may be prescribed by the board of directors, or the bylaws, and the chief executive officer or the chairman of the board.

Section 9. Vice Presidents. In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for each of them, respectively, by the board of directors or the bylaws, and the president or the Chairman of the board.

Section 10. Secretary. The secretary shall keep or cause to be kept, at the principal executive office or such other place as the board of directors may direct, a book of minutes of all meetings and actions of directors, committees of directors and shareholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice given, the names of those present at directors’ meetings or committee meetings, the number of shares present or represented at shareholders’ meetings, and the proceedings.

The secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation’s transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all shareholders and their addresses, the number of classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

The secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the board of directors required by the bylaws or by law to be given, and shall keep the seal of the corporation, if one be adopted, in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by the bylaws.

Section 11. Chief Financial Officer. The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

The chief financial officer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the chief executive officer, and directors, whenever they request it, an account of all his transactions as chief financial officer and of the financial condition of the corporation, and shall have the powers and perform such other duties as may be prescribed by the board of directors or the bylaws.

ARTICLE VI.

INDEMNIFICATION

Section 1. Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation or of a partnership, joint venture, trust or other enterprise (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the California Corporations Code, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than such law permitted the corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by such indemnitee in connection therewith; provided, however, that, except as provided in Section 2 of this Article VI with respect to proceedings to enforce rights to indemnification, the corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the board of directors of the corporation.

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Section 2. Power to Advance Expenses. The right to indemnification conferred in Section 1 of this Article VI shall be a contractual right and shall include the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the California Corporations Code requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee) shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this Article VI or otherwise (hereinafter an “undertaking”).

Section 3. Right of Indemnitee to Bring Suit. If a claim under Section 1 of this Article VI is not paid in full by the corporation within forty-five (45) days after a written claim has been received by the corporation, the indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. To the fullest extent permitted by law, if successful in whole or part in any such suit or in a suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking the corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in the California Corporations Code. Neither the failure of the corporation (including its board of directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the California Corporations Code, nor an actual determination by the corporation (including its board of directors, independent legal counsel, or its shareholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right hereunder, or by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified or to such advancement of expenses under this Article VI or otherwise shall be on the corporation.

Section 4. Non-Exclusivity of Rights. The rights of indemnification and to the advancement of expenses conferred in this Article VI shall not be exclusive of any other right which any person may have or hereafter acquire (i) for breach of duty to the corporation and its shareholders while acting in the capacity of a director or officer of the corporation to the extent the additional rights to indemnification are authorized in the articles of incorporation in a provision adopted under paragraph (11) of Section 204(a) of the California Corporations Code or (ii) for acts, omissions or transactions while acting in the capacity of, or while serving as, a director or officer of the corporation but not involving breach of duty to the corporation and its shareholders, under any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, to the extent the additional rights to indemnification are authorized in the articles of incorporation.

Section 5. Insurance. The corporation may purchase and maintain insurance, at its expense, to protect itself and any current or former director, officer, employee or agent of the corporation or who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the California Corporations Code.

Section 6. Indemnification of Employees or Agents of the Corporation. The corporation may (but shall not be obligated), to the extent authorized from time to time by the board of directors, grant rights to indemnification and to the advancement of expenses, to any employee or agent of the corporation to the fullest extent of the provisions of this Article VI with respect to the indemnification and advancement of expenses of directors or officers of the corporation.

Section 7. Indemnification Contracts. The board of directors is authorized to enter into a contract with any director, officer, employee or agent of the corporation, or any person serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, providing for indemnification rights equivalent to or, if the board of directors so determines, greater than, those provided for in this Article VI, to the fullest extent not prohibited by the California Corporations Code or any other applicable law.

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Section 8. Nature of Rights and Effect of Amendment. The rights conferred upon indemnitees in this Article VI shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer or trustee and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. Any amendment, repeal or modification of any provision of this Article VI by the shareholders or the directors of the corporation shall not adversely affect any right or protection of a director or officer of the corporation existing at the time of such amendment, repeal or modification.

ARTICLE VII.

RECORDS AND REPORTS

Section 1. Maintenance and Inspection of Share Register. The corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the board of directors, a record of its shareholders, giving the names and addresses of all shareholders and the number and classes of shares held by each shareholder.

A shareholder or shareholders of the corporation holding at least five percent (5%) in the aggregate of the outstanding voting shares of the corporation or who hold at least one percent (1%) of those voting shares and have filed a Schedule 14A with the United States Securities and Exchange Commission may (i) inspect and copy the records of shareholders’ names and addresses and shareholdings during usual business hours upon five (5) days’ prior written demand on the corporation, and (ii) obtain from the transfer agent of the corporation, on written demand and on the tender of such shareholders’ names and addresses, a list of who are entitled to vote for the election of directors, and their shareholdings, as of the most recent record date for which that list has been compiled or as of a date specified by the shareholder after the date of demand. This list shall be made available to any such shareholder by the transfer agent on or before the later of five (5) days after the demand is received or the date specified in the demand as the date as of which the list is to be compiled. The record of shareholders shall also be open to inspection on the written demand of any shareholder or holder of a voting trust certificate, at any time during usual business hours, for a purpose reasonably related to the holder’s interests as a shareholder or as the holder of a voting trust certificate. Any inspection and copying under this Section 1 of this Article VII may be made in person or by an agent or attorney for the shareholder or holder of a voting trust certificate making the demand.

Section 2. Maintenance and Inspection of Bylaws. The corporation shall keep at its principal executive office, or if its principal executive office is not in the State of California, at its principal business office in this state, the original or a copy of the bylaws as amended to date, which shall be open to inspection by the shareholders at all reasonable times during office hours. If the principal executive office of the corporation is outside the State of California and the corporation has no principal business office in this state, the secretary shall, upon the written request of any shareholder, furnish to that shareholder a copy of the bylaws as amended to date.

Section 3. Maintenance and Inspection of Other Corporate Records. The accounting books and records and minutes of proceedings of the shareholders and the board of directors and any committee or committees of the board of directors shall be open to inspection upon the written demand on the corporation of any shareholder or holder of a voting trust certificate at any reasonable time during usual business hours, for a purpose reasonably related to such holder’s interests as a shareholder or as the holder of such voting trust certificate. These rights of inspection shall extend to the records of each subsidiary corporation of the corporation. Such inspection by a shareholder or holder of a voting trust certificate may be made in person or by agent or attorney, and the right of inspection includes the right to copy and make extracts.

Section 4. Inspection by Directors. Every director shall have the absolute right at any reasonable time to inspect all books, records and documents of every kind and the physical properties of the corporation and each of its subsidiary corporations. This inspection by a director may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents.

Section 5. Annual Report to Shareholders. The annual report to shareholders referred to in Section 1501 of the California Corporations Code is expressly dispensed with during such time as the corporation has more than one hundred (100) shareholders of record, but nothing herein shall be interpreted as prohibiting the board of directors from issuing annual or other periodic reports to the shareholders of the corporation as they consider appropriate.

Section 6. Annual Statement of General Information. The corporation shall, by the end of the calendar month of the anniversary date of its incorporation each year, file with the Secretary of State of the State of California, on the prescribed form, a statement setting forth the authorized number of directors, the number of any vacancies on the board, the names and complete business or residence addresses of all incumbent directors, the names and complete business or residence addresses of the chief executive officer, secretary and chief financial officer, the street address of its principal executive office, if the principal executive office is not in this state, the principal business office in this state, and the general type of business constituting the principal business activity of the corporation, together with a designation of the agent of the corporation for the purpose of service of process, all in compliance with Section 1502 of the California Corporations Code.

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ARTICLE VIII.

GENERAL CORPORATE MATTERS

Section 1. Record Date for Purposes Other Than Notice and Voting. For purposes of determining the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action (other than action by shareholders by written consent without a meeting), the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days before any such action. Only shareholders of record at the close of business on the record date so fixed are entitled to receive the dividend, distribution, allotment, rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided in the California Corporations Code.

If the board of directors does not so fix a record date, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the board adopts the applicable resolution or the sixtieth (60th) day before the date of that action, whichever is later.

Section 2. Corporate Contracts and Instruments; How Executed. The board of directors, except as otherwise provided in these bylaws, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation, and this authority may be general or confined to specific instances; and, unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or render it liable for any purpose or for any amount.

Section 3. Certificate for Shares. Shares of the corporation’s stock may be certificated or uncertificated, as provided under California law, and shall be entered in the books of the corporation and registered as they are issued. Certificates representing shares of the corporation’s stock shall be signed in the name of the corporation by the chairman of the board or vice chairman of the board or the chief executive officer or president or vice president and by the chief financial officer or an assistant treasurer or the secretary or any assistant secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on the certificate may be facsimile. In the event that any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on a certificate shall have ceased to be that officer, transfer agent or registrar before that certificate is issued, it may be issued by the corporation with the same effect as if that person were an officer, transfer agent or registrar at the date of issue.

Within a reasonable time after the issuance or transfer of uncertificated shares, the corporation shall send to the registered owner thereof a written notice that shall set forth the name of the corporation, that the corporation is organized under the laws of the State of California, the name of the shareholder, the number and class (and the designation of the series, if any) of the shares represented, and any restrictions on the transfer or registration of such shares imposed by the corporation’s certificate of incorporation, these by-laws, any agreement among shareholders or any agreement between shareholders and the corporation.

Section 4. Lost Certificates. Except as provided in this Section 4 of this Article VIII, no new certificates for shares shall be issued to replace a previously-issued certificate unless the previously-issued certificate is surrendered to the corporation or its transfer agent or registrar for cancellation at the same time. The board of directors may, in case any share certificate or certificate for any other security is alleged to have been lost, stolen or destroyed (as evidenced by a written affidavit or affirmation of such fact), authorize the issuance of a new certificate to replace the previously-issued certificate, and the corporation may require that it be given a bond (or other adequate security) sufficient to indemnify the corporation against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

Section 5. Checks; Drafts; Evidence of Indebtedness. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by the person or persons and in the manner as, from time to time, shall be determined by resolution of the board.

Section 6. Representation of Shares of Other Corporations. The chairman of the board, the president or any other person authorized by resolution of the board of directors or by any of the foregoing designated officers, is authorized to vote on behalf of the corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the corporation. The authority herein granted to vote or represent on behalf of the corporation any and all shares held by the corporation in any other corporation or corporations may be exercised by any of these officers in person or by any person authorized to do so by a proxy duly executed by these officers.

Section 7. Construction and Definitions. Unless the context requires otherwise, the general provisions, rules of construction and definitions in the California Corporations Code shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular and the term “person” includes both a corporation and a natural person. References to “electronic transmission” by and to the corporation shall be governed by Sections 20 and 21 of the California Corporations Code, including any requirement for consent and other procedures.

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ARTICLE IX.

AMENDMENTS

Section 1. Amendment by Shareholders. New bylaws may be adopted or these bylaws may be amended or repealed by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote, except as otherwise provided by law or by the articles of incorporation.

Section 2. Amendment by Directors. Subject to the rights of the shareholders as provided in Section 1 of this Article IX, bylaws other than a bylaw or an amendment of a bylaw changing the authorized number of directors, may be adopted, amended or repealed by the board of directors. A bylaw adopted by the shareholders may restrict or eliminate the power of the board of directors to adopt, amend or repeal these bylaws.

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EXHIBIT B

BRIDGFORD FOODS CORPORATION

COMPENSATION COMMITTEE CHARTER

(Effective October 11, 2010)

Introduction

The Compensation Committee (the “Committee”) of the Board of Directors of Bridgford Foods Corporation, a California corporation (the “Company”), shall have the purposes, responsibilities and authority described below. This Charter is intended to comply with applicable rules of The NASDAQ Stock Market, Inc. (“NASDAQ”) and to provide the Committee with direction in performing its responsibilities on behalf of the Company’s Board of Directors. This Charter has been approved by the Company’s Board of Directors (the “Board”).

The Purpose of the Compensation Committee

The purpose of the Committee is to assist the Board in meeting its responsibilities with regard to oversight and determination of executive compensation. Among other things, the Committee (a) reviews the performance of the members of the Executive Committee (who collectively serve as the Company’s Chief Executive Officer), (b) reviews, recommends and approves the Company’s compensation arrangements, including arrangements with executive officers and directors, (c) publishes a report to be included in the Company’s annual proxy statement, and (d) administers the Company’s equity incentive plans (including reviewing, recommending and approving stock option and other equity incentive grants to executive officers and directors).

Membership and Structure

The Committee shall be comprised of at least three (3) directors, each of whom must (i) meet the director independence requirements set forth in the listing rules of The NASDAQ Stock Market, Inc. and (ii) be “Non-Employee Directors” under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. In addition, at least two (2) directors serving on the Committee must be qualified “outside directors” under Section 162(m) of the Internal Revenue Code, as amended, and related regulations. Each of the foregoing shall be determined by the Board. Appointment to the Committee, including the designation of the Chair of the Committee, shall be made by the full Board annually. Each member of the Committee shall serve at the pleasure of the Board and the Board has the authority to remove members from the Committee in its sole discretion.

Meetings of the Committee shall be held at such times and places as circumstances dictate (but no less frequently than annually), including by written consent. Meetings may be called by the Chair of the Committee or upon the request of any two of its members. The Chair of the Committee shall determine the time, place and method for holding and the agenda for all Committee meetings and, when present, shall preside over all Committee meetings. A majority of the members present at any meeting at which a quorum is present may act on behalf of the Committee.

When necessary, the Committee shall meet in executive session outside of the presence of any executive officer of the Company. The Chair of the Committee (or his or her designee) shall keep record of the Committee’s meetings and report on activities of the Committee to the full Board. In fulfilling its responsibilities, the Committee shall have authority to delegate its authority to subcommittees composed entirely of directors who would otherwise qualify for membership on the Committee, in each case to the extent permitted by applicable law.

Primary Responsibilities and Duties

In carrying out its purpose, the Committee shall have direct authority to perform the following responsibilities and duties (it being understood that the Committee may condition its approval of any compensation on Board ratification to the extent so required to comply with applicable tax law):

●	determine the compensation of the members of the Executive Committee, after taking into account the Board’s assessment of the performance of the Executive Committee, as well as any other executive officers of the Company.
●	determine the compensation of the Chairman of the Board and the other directors of the Company.

●	assess the performance of the executive officers of the Company other than the members of the Executive Committee (whose performance is assessed by the Board).
●	review and make recommendations to the Board regarding the Company’s compensation policies and philosophy.

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●	review and make recommendations to the Board with respect to the employment agreements, severance agreements, change of control agreements and other similar agreements between the Company and its executive officers.
●	administer the Company’s equity incentive plans, including the review and grant of stock option and other equity incentive grants.
●	review and discuss the Compensation Discussion and Analysis (“CD&A”) section of the Company’s annual proxy statement with management, and recommend to the Board that the CD&A be included in the Company’s proxy statement as required.
●	produce an annual report on executive compensation for inclusion in the Company’s proxy statement.

●	as requested by Company management, review, consult and make recommendations and/or determinations regarding employee compensation and benefit plans and programs generally, including employee bonus and retirement plans and programs.
●	assist the Board and management in developing and evaluating potential candidates for executive officer positions.
●	advise the Board in its succession-planning initiatives for the Company’s executive officers and other senior officers.

Additional Powers and Responsibilities

In addition to the specific responsibilities set forth above, the Committee may:

●	engage in an annual self-assessment with the goal of continuing improvement.
●	annually review and reassess the adequacy of this Charter, and recommend any changes to the full Board.

●	have the authority to engage independent legal, accounting and other advisers, as it determines necessary to carry out its duties, and to discuss matters with such advisers as the members of the Committee deem necessary or appropriate. The Committee shall have sole authority to approve the fees and retention terms of any such advisers.
●	have sole authority to approve the ordinary administrative expenses of the Committee that are necessary or appropriate for carrying out its duties.

In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee shall be at the Committee’s sole discretion.

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EXHIBIT C

BRIDGFORD FOODS CORPORATION

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

(As Adopted November 8, 2010)

One committee of the board of directors will be known as the audit committee and will be comprised of at least three members of the board. Committee members will be appointed by the board annually to serve until their successors are elected. Unless a chairperson is elected by the full board, the members of the audit committee may designate a chairperson by majority vote.

Only independent directors, as determined by the board, will serve on the audit committee. An independent director is free of any relationship that could influence his or her judgment as a committee member. An independent director may not be associated with a major vendor to, or customer of, the Company. When there is some doubt about independence, as when a member of the committee has a short-term consulting contract with a major customer, the director should excuse himself or herself from any decision that might be influenced by that relationship.

Apart from his or her capacity as a member of the board or any committee of the board, no audit committee member shall be an affiliated person of the Company or any Company subsidiary as required under applicable SEC and NASDAQ Marketplace Rules. Each member of the audit committee shall (i) be an independent director, as defined in NASDAQ Marketplace Rule 5605(a)(2) and the rules of the SEC (including, without limitation, Rule 10A-3 under the Securities Exchange Act of 1934), (ii) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three (3) years, and (iii) be able to read and understand fundamental financial statements at the time of appointment, in accordance with the requirements set forth in NASDAQ Marketplace Rule 5605(c)(2)(A). In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities in accordance with NASDAQ Marketplace Rule 5605(c)(2)(A). Further, at least one member must qualify as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.

As part of the commitment of the Company and board of directors to good governance practices, the audit committee regularly reviews its charter and recommends to the board changes to the charter. The board adopted this amended and restated charter on November 8, 2010.

The primary function of the audit committee is to assist the board in fulfilling its oversight responsibilities by reviewing (i) the financial information that will be provided to the shareholders and others, (ii) the systems of disclosure controls and internal controls management that the board of directors has established, (iii) the Company’s compliance with legal and regulatory requirements, and (iv) all audit processes, including, but not limited to, the independent accountant’s qualifications, independence, and performance.

GENERAL RESPONSIBILITIES

1.	The audit committee provides open avenues of communication among the internal auditors, the independent accountant, and the board of directors.

2.	The audit committee must report committee actions to the full board of directors and may make appropriate recommendations.

3.	The audit committee has the power to conduct or authorize investigations into matters within the committee’s scope of responsibilities with full access to all books, records, facilities, and personnel of the Company. The committee is authorized to retain independent counsel, accountants, or others it needs to carry out its responsibilities, including, but not limited to, any specific investigation.

4.	The committee will meet at least four times each year or more frequently if circumstances make that preferable. The audit committee chairperson has the power to call a committee meeting whenever he or she thinks there is a need. The audit committee chairperson will provide the agenda for the committee’s meetings and any member may suggest items for consideration. Briefing materials will be provided to the committee as far in advance of meetings as practicable. An audit committee member should not vote on any matter in which he or she is not independent. The committee may ask members of management or others to attend the meeting and is authorized to requisition all pertinent information from management. At the option of the audit committee chairperson, a meeting may conclude with an executive session of the committee absent members of management.

5.	The audit committee shall establish and maintain procedures for receiving, retaining, and treating complaints received by the Company regarding accounting, internal accounting controls, or auditing matters including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

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6.	The audit committee shall establish procedures for the hiring of employees and former employees of the independent accountant.

7.	The audit committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the board.

8.	The committee will do whatever else the law, the Company’s charter or bylaws, or the board of directors require.

RESPONSIBILITIES FOR ENGAGING INDEPENDENT ACCOUNTANTS

1.	The audit committee will select (and recommend that the board submit for shareholder ratification, if applicable) the independent accountants for Company audits. The audit committee also will review and set any fees paid to the independent accountants, both for audit and lawfully permitted non-audit services, and review and approve dismissal of the independent accountants. The audit committee shall have the sole authority to approve the hiring and firing of the independent accountants and all compensation and retention terms with respect to any engagement of the independent accountants. The independent accountants shall report directly to the audit committee.

2.	The audit committee shall review and evaluate the performance of the independent accountants and ascertain that the lead (or concurring) audit partner from any public accounting firms performing audit services, serves in that capacity for no more than five fiscal years of the Company.

3.	The audit committee will approve in advance the retention of the independent accountants for the performance of all audit and lawfully permitted non-audit services and the fees for such services (provided that pre-approval of non-audit services will not be required in those circumstances where a subsequent approval is permissible under applicable SEC and NASDAQ rules).

4.	The audit committee will confirm and assure the independence of the independent accountant, including a review of management consulting services provided by the independent accountant and the fees paid for them. To facilitate this confirmation, the audit committee shall obtain on a periodic basis a formal written statement from the independent accountant regarding relationships and services with the Company which may impact independence and present this statement to the board of directors and to the extent there are such relationships, monitor and investigate them.

5.	The audit committee shall, at least annually, obtain and review a report by the independent accountants describing: (i) the accounting firm’s internal quality-control procedures; and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities or a private sector regulatory board, within the preceding five years, respecting one or more independent audits performed by the firm, and any steps taken to deal with any such issues.

6.	The audit committee will consider, in consultation with the independent accountant, the audit scope and procedural plans made by the independent accountant.

7.	The audit committee will oversee the resolution of disagreements between management and the independent accountant, if they arise.

8.	The audit committee will listen to management and the primary independent accountant if either believes there might be a need to engage additional auditors. The audit committee will decide whether to engage an additional firm and, if so, which one.

RESPONSIBILITIES FOR REVIEWING THE ANNUAL EXTERNAL AUDIT AND THE REVIEW OF QUARTERLY AND ANNUAL FINANCIAL STATEMENTS

1.	The audit committee will confirm that the independent accountant (i) views the committee as its client, (ii) will be available to the full board of directors at least annually, and (iii) provides the committee with a timely analysis of significant financial reporting issues.

2.	The audit committee will review significant risks and exposures with management and the independent accountant and will assess management’s steps to minimize them.

3.	The audit committee will review the following with the independent accountant and management:

(a)	The adequacy and effectiveness of the Company’s disclosure controls and procedures and the Company’s internal controls, including computerized information system controls and security.

(b)	Any significant finding and recommendations made by the independent accountant together with management’s responses to them.

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4.	Shortly after the annual examination is completed, and prior to filing with the SEC, the audit committee will review the following with management and the independent account:

(a)	The Company’s annual financial statements and related footnotes.

(b)	The independent accountant’s audit of and report on the financial statements.

(c)	The effect of regulatory and accounting initiatives, as well as off-balance sheet structures on the Company’s financial statements, if any.

(d)	The independent accountant’s qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosures and how aggressive (or conservative) the accounting principles and underlying estimates are.

(e)	Any difficulties or disputes encountered during the course of the audit, including any restrictions on the scope of his or her work or access to required information.

(f)	The Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” including, without limitation, all critical accounting policies and practices used by the Company.

(g)	All alternative treatments of financial information within GAAP that have been discussed with management, the ramifications of each alternative, and the treatment preferred by the Company.

(h)	Anything else about the audit procedures or findings that GAAP requires the auditors to discuss with the committee.

5.	The audit committee will review all material written communications between the independent accountant and management.

6.	The audit committee will review annual filings with the SEC and other published documents containing the Company’s financial statements, including but not limited to earnings press releases, and will consider whether the information in the filings is consistent with the information in the financial statements. The audit committee will pay particular attention to any pro forma or adjusted non-GAAP financial information.

7.	The audit committee will review and discuss the interim financial reports, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” with management and the independent accountant(s) before those interim results are released to the public in an earnings release or filed with the SEC or other regulators. The audit committee shall direct the Company’s independent accountants to review such interim financial statements using professional standards and procedures for such reviews.

8.	The audit committee will prepare a letter for inclusion in the annual report that describes the committee’s composition and responsibilities and how the responsibilities were fulfilled. The committee will also prepare a report for the Company’s proxy statement in accordance with the requirements of Item 407(d)(3) of Regulation S-K and any other item required for inclusion in this proxy statement.

9.	In connection with each periodic report of the Company, the audit committee will review:

(a)	management’s disclosure to the committee under Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	the contents of the chief executive officer and the chief financial officer certificates to be filed under Sections 302 and 906 of the Sarbanes-Oxley Act of 2002.

OVERSIGHT OF INTERNAL AUDIT

1.	The audit committee shall oversee the Company’s establishment and maintenance of an appropriate control process for reviewing and approving its internal transactions and accounting, whether such process is implemented through an internal audit department of the Company, through outsourcing or otherwise (the “internal audit function”).

2.	When the internal audit function is established, the audit committee shall oversee the activities, organizational structure and qualifications of the internal audit function.

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3.	The audit committee shall discuss with the internal audit function any changes to, and the implementation of, the internal audit plan and any special projects and discuss with the internal audit function the results of the internal audits and special projects.

4.	The audit committee shall review the regular internal reports to management (or summaries thereof) prepared by the internal audit function, as well as management’s response.

5.	The audit committee shall discuss with the internal audit function any audit problems or difficulties, including any restrictions on the scope of the internal audit function’s activities or on access to requested information, and management’s response to same and any other matters required to be brought to its attention.

6.	The audit committee shall review the effectiveness of the internal audit function.

PERIODIC RESPONSIBILITIES

1.	The audit committee shall review and update its charter at least annually and recommend to the board of directors any necessary amendments.

2.	The audit committee shall review policies and procedures covering officers’ expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of those areas by the independent accountant.

3.	The audit committee shall review, approve, and monitor with the independent accountant, the Company’s code of conduct and such other codes of business conduct that the Company may adopt from time to time pertaining to its directors, officers, or employees, as well as the Company’s system to monitor compliance with the same.

4.	The audit committee shall review, in conjunction with counsel at the discretion of the audit committee, legal and regulatory matters that may have a material effect on the organization’s financial statements, compliance policies and programs, and reports from regulators.

5.	The audit committee shall provide oversight and review of the Company’s risk management policies, including an annual review of the Company’s investment policies and performance for cash and short-term investments.

6.	The audit committee shall meet with the independent accountants and management in separate executive sessions to discuss matters the committee or these groups believe should be discussed privately with the audit committee. The audit committee may meet separately with the Company’s chief executive officer and chief financial officer to review the financial affairs of the Company, including a review of the Company’s internal controls. The audit committee will meet separately with the independent accountants of the Company at such times as it deems appropriate to review the independent accountant’s examination and management report.

7.	In consultation with the independent accountants and the internal audit function (if applicable), the audit committee shall review the integrity of the Company’s financial reporting processes (both internal and external).

8.	As the audit committee deems appropriate, it shall obtain advice and assistance from outside legal, accounting, or other advisors; in this regard, the audit committee shall have the authority to engage, oversee, and require funding for outside legal, accounting, or other advisors.

9.	The audit committee shall review and approve in advance all related party transactions (defined as those transactions required to be disclosed under Item 404 of Regulation S-K) for potential conflict of interest.

10.	The audit committee shall conduct an annual performance assessment relative to the audit committee’s purpose, duties, and responsibilities outlined herein.

COMPENSATION

1.	The Company shall provide appropriate funding, as determined by the audit committee, in its capacity as a committee of the board, for the payment of: (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company; (ii) compensation to any advisors employed by the audit committee pursuant to the terms of this charter; and (iii) ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.

2.	Members of the audit committee shall receive such fees, if any, for their service as audit committee members as may be determined by the board of directors in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the board of directors. Members of the audit committee may not receive any compensation from the Company except fees that they receive for service as a member of the board of directors or any committee thereof and reasonable expense reimbursement.

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FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

BRIDGFORD FOODS CORPORATION

2017 ANNUAL MEETING OF SHAREHOLDERS

To Be Held on July 12, 2017

The undersigned shareholder of BRIDGFORD FOODS CORPORATION, a California corporation, hereby acknowledges receipt of the Notice of 2017 Annual Meeting of Shareholders and Proxy Statement and hereby appoints Hugh Wm. Bridgford and Allan L. Bridgford Jr., and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2017 Annual Meeting of Shareholders of BRIDGFORD FOODS CORPORATION, to be held on July 12, 2017 at 10:00 a.m., Pacific Time, at the offices of Bridgford Foods Corporation, 1308 North Patt Street, Anaheim, California 92801 and at any adjournment thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS RECOMMEND BY THE BOARD OF DIRECTORS “FOR” THE APPROVAL OF THE COMPANY’S AMENDED AND RESTATED BYLAWS, “FOR” THE APPROVAL OF THE ELECTION OF EIGHT DIRECTORS TO HOLD OFFICE FOR ONE YEAR OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED (OR NINE DIRECTORS LISTED ON THE REVERSE SIDE, INCLUDING KEITH A. ROSS, CONTINGENT UPON APPROVAL OF PROPOSAL 1), “FOR” THE RATIFICATION OF THE APPOINTMENT OF SQUAR MILNER LLP, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING ON NOVEMBER 3, 2017, “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, EVERY “3 YEARS” FOR THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AND AS SAID PROXIES DEEM ADVISABLE, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

(Continued, and to be marked, dated and signed, on the other side)